Investment Company Act Registration No. 811-04010
                                       Securities Act Registration No. 002-90810
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No. [ ]


                       Post-Effective Amendment No. 34 |X|


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|


                                Amendment No. 35


                        (Check appropriate box or boxes)
                        --------------------------------


                                 PIA MUTUAL FUND
                             (as of March 28, 2003)
                             ----------------------
               (Exact name of registrant as specified in charter)


          1299 Ocean Avenue, Suite 210
             Santa Monica, CA 90401                                90401
             ----------------------                                -----
    (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's Telephone Number, including Area Code: (310) 393-1424

                       Joseph Lloyd McAdams, Jr., Chairman
                              Monterey Mutual Fund
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401
                             ----------------------
                     (Name and address of Agent for Service)

Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

     It is proposed that this filing become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)


     |X|  on March 28, 2003 pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1) of rule 485

     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on  (date)  pursuant to paragraph (a)(2) of rule 485

     If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                    THE PIA
                                     FUNDS


                                   PROSPECTUS
                                 MARCH 28, 2003



                                   PROSPECTUS
                                 MARCH 28, 2003


                                 THE PIA FUNDS


     The PIA Funds are three mutual funds in the PIA Mutual Fund (formerly Monterey Mutual Fund) family advised by Pacific Income Advisers, Inc.


                               The PIA Funds are:

               PIA Short-Term Government Securities Fund (MNTSX)

                       PIA Total Return Bond Fund (MNTTX)

                            PIA Equity Fund (MNTEX)

         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the
         PIA Funds invest and the services they offer to shareholders.

                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
         if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.


                                PIA Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                        Santa Monica, California  90401
                                 (800) 251-1970


           The PIA Funds are distributed by Syndicated Capital, Inc.

                               TABLE OF CONTENTS
                                                                            Page

Questions Every Investor Should Ask Before Investing in the PIA Funds         1

Fees and Expenses                                                             6

Investment Objective, Strategies and Risks                                    8

Management of the Funds                                                      11

The Funds' Share Price                                                       12

Purchasing Shares                                                            14

Redeeming Shares                                                             16

Exchanging Shares                                                            19

Dividends, Distributions and Taxes                                           21

Financial Highlights                                                         22

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                           INVESTING IN THE PIA FUNDS

1. WHAT ARE THE FUNDS' GOALS?

   PIA SHORT-TERM GOVERNMENT SECURITIES FUND

   The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   PIA TOTAL RETURN BOND FUND

   The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market.

   PIA EQUITY FUND

   The Equity Fund seeks long-term growth of capital. The PIA Equity Fund primarily invests in common stocks of U.S. companies.

2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

   PIA SHORT-TERM GOVERNMENT SECURITIES FUND AND PIA TOTAL RETURN BOND FUND

   Each of the Short-Term Government Fund and the Total Return Bond Fund invests primarily in debt securities, although they differ significantly in the types of debt securities in which they primarily invest. The table below illustrates the differences between these Funds.

                                                SHORT-TERM       TOTAL RETURN
                                              GOVERNMENT FUND     BOND FUND
                                              ---------------    ------------

   1. Is investing in U.S.                          Yes              Yes
      Government securities
      a primary investment strategy?

   2. Is investing in debt securities               No               Yes
      issued by U.S. corporations a
      primary investment strategy?

   3. Is investing in mortgage-backed               Yes              Yes
      or asset-backed securities
      a primary investment strategy?

   The Short-Term Government Fund and the Total Return Bond Fund also differ in the credit quality of the securities in which they invest. The Short-Term Government Fund primarily invests in U.S. Government securities but may also invest in securities rated A or better by a nationally recognized rating agency. The Total Return Bond Fund may invest in securities rated less than A, including up to 10% of its assets in securities rated BB, Ba or B by a nationally recognized rating agency.

  The weighted average duration of the portfolios of the Short-Term Government Fund and the Total Return Bond Fund will differ. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The weighted average duration of the portfolios of the Short-Term Government Fund and the Total Return Bond Fund will range as follows:

                                           SHORT END          LONG END
                                           ---------          --------
      Short-Term Government Fund           6 months           3 years
      Total Return Bond Fund                1 year            10 years

  In selecting investments for the Short-Term Government Fund and the Total Return Bond Fund, the investment adviser primarily will consider credit quality, duration and yield. The investment adviser actively trades each Fund's portfolio. Each Fund's annual portfolio turnover rate may exceed 100%.

  PIA EQUITY FUND

  The Equity Fund primarily invests in common stocks of U.S. companies. The Equity Fund invests in common stocks of issuers that its investment adviser anticipates will have earnings which grow at a higher than average rate. These stocks may exhibit some or all of the following characteristics:

  o  relative price earnings ratio less than that anticipated in the future
  o  relative dividend yield greater than that anticipated in the future
  o  increasing returns on equity
  o  increasing operating margins
  o  below average debt to equity ratio

  The Equity Fund's investment adviser actively trades its portfolio. The Equity Fund's annual portfolio turnover rate may exceed 100%.

3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?

   PIA SHORT-TERM GOVERNMENT SECURITIES FUND AND PIA TOTAL RETURN BOND FUND

   Investors in the Short-Term Government Fund and the Total Return Bond Fund may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

   o MARKET RISK: The prices of the securities in which the Funds invest may decline for a number of reasons.

   o INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

   o CREDIT RISK: The issuers of the bonds and other debt securities held by the Funds may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

   o  PREPAYMENT RISK:   Issuers of securities held by a Fund may be able to
prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.


   o RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES: These include Market Risk, Interest Risk, Credit Risk, Prepayment Risk as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.


   o LIQUIDITY RISK: Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices.

   o NON-DIVERSIFICATION RISK: The Total Return Bond Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Total Return Bond Fund invests perform poorly, the Fund could incur greater losses than it would had it invested in a greater number of securities.

   o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Funds must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term gains are taxed as ordinary income under federal income tax laws.

   Because of these risks prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA Short-Term Government Securities Fund or the PIA Total Return Bond Fund.

   PIA EQUITY FUND

   Investors in the Equity Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

   o MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

   o SMALLER CAPITALIZATION COMPANIES RISK: Smaller capitalization companies (i.e., companies with a market capitalization of $4 billion or less) typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell stocks of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

   o NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

   o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term gains are taxed as ordinary income under federal income tax laws.

   Because of these risks the PIA Equity Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA Equity Fund.

4. HOW HAVE THE FUNDS PERFORMED?


   The bar charts and tables that follow provide some indication of the risks of investing in the PIA Funds by showing changes in each Fund's performance from year to year and how their average annual returns over various periods compare to the performance of the Lehman Brothers 1-3 Year U.S. Government Bond Index with respect to the Short-Term Government Fund, the Lehman Brothers Government/Credit Bond Index with respect to the Total Return Bond Fund, and the Standard & Poor's Composite Index of 500 Stocks with respect to the Equity Fund. Please remember that a Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.


                   PIA SHORT-TERM GOVERNMENT SECURITIES FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                              1995           8.04%
                              1996           6.83%
                              1997           6.74%
                              1998           6.77%
                              1999           2.74%
                              2000           7.93%
                              2001           7.11%
                              2002           2.98%



Note: During the eight year period shown on the bar chart, the Fund's highest total return for a quarter was 3.24% (quarter ended September 30, 1998) and the lowest total return for a quarter was 0.11% (quarter ended June 30, 1999).



AVERAGE ANNUAL TOTAL RETURNS                                                                       SINCE THE INCEPTION DATE OF THE
(FOR THE PERIODS ENDING DECEMBER 31, 2002)                            PAST YEAR     PAST 5 YEARS        FUND (APRIL 22, 1994)
------------------------------------------                            ---------     ------------   -------------------------------
PIA Short-Term Government Securities Fund
   Return before taxes                                                  2.98%          5.48%                    6.01%
   Return after taxes on distributions(1)<F1>                           1.61%          3.32%                    3.75%
   Return after taxes on distributions and
     sale of Fund shares(1)<F1>                                         1.84%          3.32%                    3.69%
Lehman Brothers 1-3 Year U.S. Government Bond Index(2)<F2>(3)<F3>       6.01%          6.51%                    6.41%(4)<F4>



(1)<F1> The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F2> Reflects no deduction for fees, expenses and taxes.
(3)<F3> The Lehman Brothers 1-3 Year U.S. Government Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds having an effective maturity of not less than one year or more than three years weighted according to market capitalization.
(4)<F4> The performance shown is for the period April 29, 1994 through December 31, 2002.


                           PIA TOTAL RETURN BOND FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                              1999          -1.02%
                              2000          11.16%
                              2001           8.20%
                              2002           5.59%



Note: During the four year period shown on the bar chart, the Fund's highest total return for a quarter was 4.46% (quarter ended September 30, 2001) and the lowest total return for a quarter was -1.02% (quarter ended June 30, 1999).


AVERAGE ANNUAL TOTAL RETURNS                                                   SINCE THE INCEPTION DATE OF THE
(FOR THE PERIODS ENDING DECEMBER 31, 2002)                       PAST YEAR         FUND (SEPTEMBER 1, 1998)
------------------------------------------                       ---------     -------------------------------
PIA Total Return Bond Fund
   Return before taxes                                             5.59%                    5.95%
   Return after taxes on distributions(1)<F5>                      2.94%                    3.41%
   Return after taxes on distributions and
     sale of Fund shares(1)<F5>                                    3.47%                    3.51%
Lehman Brothers Government/Credit Bond Index(2)<F6>(3)<F7>        11.04%                    6.63%


(1)<F5> The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F6> Reflects no deduction for fees, expenses and taxes.
(3)<F7> The Lehman Brothers Government/Credit Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds and all SEC registered corporate debt weighted according to market capitalization.


                                PIA EQUITY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                              1997          19.44%
                              1998          -4.62%
                              1999          26.39%
                              2000           4.84%
                              2001           4.16%
                              2002         -22.27%



Note: During the six year period shown on the bar chart, the Fund's highest total return for a quarter was 34.45% (quarter ended December 31, 1999) and the lowest total return for a quarter was -20.88% (quarter ended September 30, 2002). The results do not reflect a sales charge. If they did, the returns would have been lower.



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2002)             PAST YEAR     PAST 5 YEARS     SINCE DECEMBER 13, 1996(1)<F8>
------------------------------------------             ---------     ------------     ------------------------------
PIA Equity Fund(2)<F9>
   Return before taxes                                  -25.78%         -0.39%                    2.68%
   Return after taxes on distributions(3)<F10>          -25.87%         -1.86%                   -0.01%
   Return after taxes on distributions and
     sale of Fund shares(3)<F10>                        -15.74%         -0.94%                    0.82%
S&P 500(4)<F11>(5)<F12>                                 -22.10%         -0.59%                    4.66%


(1)<F8> The Fund's investment adviser, Pacific Income Advisers, Inc., became investment adviser on this date.
(2)<F9>   These results reflect the maximum sales charge of 4.50%.

(3)<F10> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

(4)<F11>  Reflects no deduction for fees, expenses and taxes.
(5)<F12> The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the PIA Funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              SHORT-TERM            TOTAL RETURN             EQUITY
                                                            GOVERNMENT FUND          BOND FUND                FUND
                                                            ---------------         -----------              ------
  Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)                           No Sales Charge       No Sales Charge             4.50%
  Maximum Deferred Sales Charge (Load)                        No Deferred           No Deferred            No Deferred
                                                             Sales Charge           Sales Charge          Sales Charge
  Maximum Sales Charge (Load)
    Imposed on Reinvested Dividends
    And Distributions                                       No Sales Charge       No Sales Charge        No Sales Charge
  Redemption Fee                                                 None                   None                  None
  Exchange Fee                                                   None                   None                  None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                                0.20%                 0.30%                  1.00%
  Distribution and/or Service (12b-1) Fees*<F13>                 0.10%                 0.10%                  0.50%
  Other Expenses                                                 0.33%                 0.40%                  2.16%
  Total Annual Fund Operating Expenses                           0.63%**<F14>          0.80%**<F14>           3.66%**<F14>



 *<F13> Expense information has been restated to reflect current distribution fees.
**<F14> Expense reimbursements. The investment adviser, Pacific Income Advisers, Inc., will reimburse each of the Funds to the extent necessary to insure that the Total Annual Fund Operating Expenses do not exceed the amounts stated below. (During the most recent fiscal year of the PIA Funds, Pacific Income Advisers, Inc. reimbursed each of the Funds to the extent necessary to insure that Total Annual Operating Expenses for the Short-Term Government Fund, Total Return Bond Fund and Equity Fund did not exceed 0.35%, 0.45% and 1.80%, respectively.) Pacific Income Advisers, Inc. may discontinue reimbursing the PIA Funds at any time but will not do so prior to November 30, 2003.



                         FUND                     AMOUNT
                         ----                     ------
               SHORT-TERM GOVERNMENT FUND         0.35%
               TOTAL RETURN BOND FUND             0.45%
               EQUITY FUND                        2.50%


EXAMPLE

  This example is intended to help you compare the cost of investing in the PIA Funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                 ------     -------     -------     --------
   Short-Term Government Fund     $ 64      $  202      $  351      $  786
   Total Return Bond Fund         $ 82      $  255      $  444      $  990
   Equity Fund                    $802      $1,520      $2,257      $4,189


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

PIA SHORT-TERM GOVERNMENT SECURITIES FUND
AND PIA TOTAL RETURN BOND FUND

  The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. government securities"). This Fund normally will invest at least 80% of its net assets in short-term U.S. government securities and adjustable rate and floating rate U.S. government securities having a duration of less than 3 years. The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market. This Fund normally will invest at least 80% of its net assets in "bonds". Both Funds consider a "bond" to be any debt instrument other than a money market debt instrument. Neither Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in either Fund might not earn income and investors could lose money.

         HOW WE INVEST OUR ASSETS - FIRST WE TARGET PORTFOLIO DURATION

  In assembling each Fund's portfolio, our Adviser first determines a target duration for each Fund. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond's maturity and its duration. A 5% coupon bond having a ten year maturity will have a duration of approximately 7.5 years. Similarly, a 5% coupon bond having a three year maturity will have a duration of approximately 2.6 years. The weighted average duration of the Short-Term Government Fund will range from 6 months to 3 years and the weighted average duration of the Total Return Bond Fund will range from 1 year to 10 years. The actual duration for each Fund will depend on our Adviser's outlook on the shape of the yield curve of fixed income securities. Our Adviser, Pacific Income Advisers, Inc., maintains a data base of historical yield curve shapes and has developed a methodology of analyzing these shapes. It believes that deviations from the normal yield curve, which from time to time happen, provide investors with the opportunity to achieve above average returns on a risk-adjusted basis. When a deviation from the normal yield curve occurs, our Adviser will have the Funds invest in those securities which it believes will experience the largest declines in relative yield when the yield curves "spring back" to a more normal shape. For example

  o When the yield curve is relatively steep, our Adviser will tend to increase the Funds' weighted average duration;

  and

  o When the yield curve is flat or inverted, our Adviser will tend to decrease the Funds' weighted average duration.

        HOW WE INVEST OUR ASSETS - NEXT WE ALLOCATE AMONG ASSET CLASSES

PIA SHORT-TERM GOVERNMENT SECURITIES FUND

  The Short-Term Government Fund primarily invests in two broad asset classes, Mortgage-Backed Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and other U.S. government securities. Our Adviser will allocate the Fund's assets between these broad asset classes depending on the relative investment attractiveness of these classes. Our Adviser may also invest a small portion of this Fund's assets in securities rated A or better by a nationally recognized rating agency when the difference in yield between similar government and non-government securities is high.

PIA TOTAL RETURN BOND FUND

  The Total Return Bond Fund primarily invests in three broad asset classes, U.S. Treasury securities, Mortgage-Backed Securities and investment grade corporate debt securities. Again our Adviser will allocate the Fund's assets between these broad asset classes depending on the relative investment attractiveness of these classes. The Fund will not invest in other classes of debt securities unless our Adviser believes that on a risk adjusted basis other asset classes are more attractive. For example the Fund may invest a small portion (up to 10%) of its assets in debt securities rated less than investment grade.

  In determining the relative investment attractiveness of a broad asset class, the Adviser considers risk as well as yield. Usually investing in securities with a high yield involves more risk of loss than investing in securities with a low yield. Our Adviser attempts to keep the Fund's portfolio risk (or volatility) below that of the Lehman Brothers Government/Credit Bond Index over a full market cycle. The two principal components of risk of a debt security are duration and credit quality.

       HOW WE INVEST OUR ASSETS - FINALLY WE SELECT INDIVIDUAL SECURITIES

  After having determined the target duration and allocation among asset classes, our Adviser looks for the most attractive yields in the various asset classes. Within each of the broad asset classes, there are numerous sectors. For a number of reasons securities of one sector may have higher or lower yields, on a risk-adjusted basis, than securities of another sector. Our Adviser will attempt to take advantage of the yield differentials among sectors.

                               PORTFOLIO TURNOVER

  Our Adviser actively trades each Fund's portfolio. It does so to take advantage of the inefficiencies of the markets for debt securities. Each Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by a Fund's shareholders of increased taxes on realized gains. Distributions to a Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                                     RISKS

  There are a number of risks associated with the various securities in which these Funds will at times invest. These include:

  O RISKS ASSOCIATED WITH ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Although adjustable and floating rate debt securities tend to be less volatile than fixed-rate debt securities, they nevertheless fluctuate in value. A sudden and extreme increase in prevailing interest rates may cause adjustable and fixed-rate debt securities to decline in value because

  o there may be a time lag between the increases in market rates and an increase in the interest paid on the adjustable or floating rate security

  o there may be limitations on the permitted increases in the interest paid on adjustable or floating rate security so that the interest paid does not keep pace with increases in market interest rates

  o the duration of adjustable rate securities which are Mortgage-Backed Securities may increase because of slowing of prepayments causing investors to consider these securities to be longer term securities.

  O RISKS ASSOCIATED WITH ZERO COUPON U.S. TREASURY SECURITIES. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

  O RISKS ASSOCIATED WITH HIGH YIELD SECURITIES. The Total Return Bond Fund may invest in high yield securities. High yield securities (or "junk bonds") provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of the Total Return Bond Fund to sell high yield securities at the prices at which they are being valued for purposes of calculating net asset value.

PIA EQUITY FUND

  The Equity Fund seeks long-term growth of capital. This Fund normally will invest at least 80% of its net assets in equity securities. The Equity Fund may not change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Equity Fund might not appreciate and investors may lose money.

  The Equity Fund may, in response to adverse markets, economic, political or other conditions, take temporary defensive positions. This means the Equity Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Equity Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value. Even when the Equity Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

                            HOW WE INVEST OUR ASSETS

  In investing the Equity Fund's assets, our Adviser looks for seasoned smaller companies having a market capitalization of $4 billion or less. Our Adviser is a "bottom up" investor. This means it bases investment decisions on company specific factors. Our Adviser looks for stocks that it believes will have earnings which grow at a higher than average rate. These stocks may exhibit some or all of the following characteristics:

  o  relative price earnings ratio less than that anticipated in the future
  o  relative dividend yield greater than anticipated in the future
  o  increasing returns on equity
  o  increasing operating margins
  o  below average debt to equity ratio.

  Our Adviser may invest in stocks in any industry. The Equity Fund sells stocks when our Adviser believes that either the stock's price reflects the company's longer term earnings prospects or the longer term fundamentals of the company are likely to deteriorate.

                               PORTFOLIO TURNOVER

  Our Adviser actively trades the Equity Fund's portfolio. The Equity Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Equity Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in the Equity Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the Equity Fund's shareholders of increased taxes on realized gains. Distributions to the Equity Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                            MANAGEMENT OF THE FUNDS

             PACIFIC INCOME ADVISERS MANAGES THE FUNDS' INVESTMENTS

  Pacific Income Advisers (the "Adviser") is the investment adviser to each of the PIA Funds. The Adviser's address is:

             1299 Ocean Avenue, Suite 210, Santa Monica, CA  90401

  The Adviser has been in business since 1987. As the investment adviser to each Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. Each Fund pays the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

          PIA Short-Term Government Securities Fund             0.20%
          PIA Total Return Bond Fund                            0.30%
          PIA Equity Fund                                       1.00%

  The investment advisory fee paid by the PIA Equity Fund is lower at various asset levels. The day-to-day management of each Fund's portfolio is conducted by a committee of employees of the Adviser.

         THE ADVISER MANAGED THE PIA FIXED INCOME GROUP TRUST WHICH WAS
               THE PREDECESSOR TO THE PIA TOTAL RETURN BOND FUND

  On September 1, 1998 the Total Return Bond Fund acquired all of the portfolio securities, cash and cash equivalents then owned by the PIA Fixed Income Group Trust (the "Trust") in exchange for shares of the Total Return Bond Fund. After the exchange, the Trust liquidated and distributed the shares of the Total Return Bond Fund to its beneficiaries. We are providing historical performance data of the Trust measured against the Lehman Brothers Government/Corporate Credit Index (the "Index"). The Adviser calculated the historical performance data in accordance with the requirements of the Securities and Exchange Commission. Although the Adviser managed the Trust and now manages the Total Return Bond Fund in a manner that in all material respects is equivalent to that of the Trust in regard to policies, objectives, guidelines and restrictions, investors should not consider the performance information to be an indication of future performance of the Total Return Bond Fund. Investors should not rely on the historical performance data when making a decision to invest in the Total Return Bond Fund. The Trust was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected its performance results. The performance information for the Trust assumes that all distributions were reinvested and are net of management fees (which were the only expenses borne by the Trust) equal to 0.45% per annum of average net assets. The performance information for the Index assumes the reinvestment of income.

  The performance information of the Trust and the Index is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. This performance information has not been verified by any third party and is unaudited.

                             ANNUAL RATES OF RETURN

                                          YEARS ENDED DECEMBER 31
                                 1994        1995         1996        1997
                                 ----        ----         ----        ----
       The Trust               (3.26)%      19.23%       3.49%        9.88%
       The Index*<F15>         (3.51)%      19.24%       2.90%        9.76%

*<F15> The Lehman Brothers Government/Corporate Credit Index is an unmanaged index consisting of all U.S. Treasury and agency bonds and all SEC-registered corporate debt weighted according to market capitalization.

                       COMPOUNDED ANNUAL RATES OF RETURN
                     (FOR THE PERIOD ENDED AUGUST 31, 1998)

                 1 YEAR    3 YEARS     5 YEARS   SINCE INCEPTION JUNE 30, 1993
                 ------    -------     -------   -----------------------------
  The Trust      11.49%     8.46%       6.88%                7.20%
  The Index      11.42%     8.27%       6.69%                7.06%

  Please remember that past performance is not necessarily an indication of future performance. The investment return and principal value of an investment in the Total Return Bond Fund will fluctuate, and an investor's proceeds upon redemption may be more or less than the original cost of the shares. If the performance of the Trust had been adjusted to reflect the estimated expenses of the Total Return Bond Fund before reimbursement, the performance would have been lower.

                               DISTRIBUTION FEES


  Each of the PIA Funds has adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act of 1940. This Plan allows each Fund to use part of its assets (up to 0.10% of the Short-Term Government Fund's and Total Return Bond Fund's average daily net assets and up to 0.50% of the Equity Fund's average daily net assets) to pay sales, distribution and other fees for the sale of their shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                             THE FUNDS' SHARE PRICE

  The price at which investors purchase shares of the Equity Fund is called its offering price. The price at which investors purchase shares of the Short-Term Government Fund and the Total Return Bond Fund and at which shareholders redeem shares of each Fund, including the Equity Fund, is called its net asset value. The offering price is equal to the net asset value at the time of purchase, plus any applicable sales charge. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value (offering price for purchases of shares of the Equity Fund) determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value (offering price for purchases of shares of the Equity Fund) determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

                                 SALES CHARGES

  You pay no sales charges when purchasing shares of the Short-Term Government Fund or the Total Return Bond Fund. The following table shows the amount of the sales charge you would pay when purchasing shares of the Equity Fund:

                                            SALES CHARGE AS A PERCENTAGE OF
AMOUNT OF PURCHASE                       OFFERING PRICE         AMOUNT INVESTED
------------------                       --------------         ---------------
Less than $100,000                           4.50%                   4.71%
$100,000 to $249,999                         3.00%                   3.09%
$250,000 to $499,999                         2.50%                   2.56%
$500,000 to $999,999                         2.00%                   2.04%
$1,000,000 or more                            None                    None

                           REDUCING THE SALES CHARGE

  You may be able to reduce or waive the sales charges on your Equity Fund purchases through an "accumulation right" or through a statement of intent.
Your broker or the distributor can explain to you how the accumulation right and the statement of intent operate.

                            NET ASSET VALUE PURCHASE

  You may purchase shares of the Equity Fund at net asset value (without a sales charge) if you:


  o Invest $1,000,000 or more in the Equity Fund and/or the OCM Gold Fund, a portfolio of PIA Mutual Fund described in a separate prospectus.
  o Purchase Equity Fund shares using the proceeds from the redemption, within the previous sixty days, of shares of another mutual fund or interest in a commodity pool.
  o Purchase Equity Fund shares in an amount not exceeding the amount of Equity Fund shares and/or shares of the OCM Gold Fund which you previously owned and redeemed.
  o  Or members of your family are:
     a. Officers or trustees of PIA Mutual Fund
     b. Officers, directors, consultants to and employees or customers of the Distributor, any selected dealer or any investment adviser to any PIA Mutual Fund.
  o  Are a publisher or subscriber to certain investment advisory newsletters.
  o Are an investment adviser investing on behalf of your discretionary accounts.


                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

  1.  Read this Prospectus carefully

  2. Determine how much you want to invest keeping in mind the following minimums:

      A.  NEW ACCOUNTS
          o  Individual Retirement Accounts
             and qualified retirement plans                              $  100
          o  Automatic Investment Plan                                   $  100
          o  All other accounts                                          $1,000

      B.  EXISTING ACCOUNTS
          o  Dividend reinvestment                                   No Minimum
          o  All accounts                                                $   50


  3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, prepare a brief letter stating the registration of your account, the name of the Fund whose shares you want to purchase and your account number. If you have any questions, please call 1-800-628-9403.



  4. Make your check payable to "PIA Mutual Fund." All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Funds will not accept cash, third party checks, money orders, traveler's checks, starter checks, credit card checks or other checks deemed to be high risk. UMB FUND SERVICES, INC., THE FUNDS' TRANSFER AGENT, WILL CHARGE A $20 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.



  5.  Send the application and check to:
      PIA Mutual Fund
      c/o UMB Fund Services, Inc.
      P. O. Box 1328
      Milwaukee, WI  53201-1328



  6.  Purchasing Shares By Wire:
      You may purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. For initial purchases by wire, call the transfer agent at 1-800-628-9403 for instructions on setting up an account. Then, provide your bank with the following information for purposes of wiring your investment:
      UMB Bank, N.A.
      ABA #101000695
      For credit to PIA Mutual Fund
      Acct. # 9871062791
      For further credit to:
        Investor Account #_______________
        Name or Account Registration
        SSN or TIN
        Identify which fund to purchase


      You must mail a completed application to the transfer agent after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

PURCHASING SHARES FROM SELECTED DEALERS

  You may purchase shares of the Equity Fund through brokers or dealers ("Selected Dealers") who have a sales agreement with our distributor, Syndicated Capital, Inc. Selected Dealers may use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing directly from the Equity Fund. The Selected Dealers may charge fees to their customers for the services they provide them.

  If you place a purchase order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange and the Selected Dealer forwards the order to the Funds' transfer agent prior to 6:00 P.M. Eastern Time that day, the Equity Fund will process your purchase order at the offering price determined that day. The Selected Dealer is responsible for placing purchase orders promptly with the transfer agent and for forwarding payment within three business days.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Short-Term Government Fund and the Total Return Bond Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

  These Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include these Funds as an investment alternative in the programs they offer or administer. Servicing agents may:

  1. Become shareholders of record of these Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to these Funds' minimum purchase requirement.

  2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from these Funds.

  3. Charge fees to their customers for the services they provide them. Also, these Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  5. Be authorized to accept purchase orders on behalf of these Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with these Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS


  The Funds may reject any share purchase application for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Funds. Shares of the PIA Funds are generally available in all states.


  The Funds will send investors a written confirmation for all purchases of shares.

  The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. There is a maximum purchase amount of $50,000 per fund per day by ACH (Automated Clearing House). The Funds offer the following retirement plans:

  o  Traditional IRA                              o  Roth IRA

  Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-800-628-9403. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

  1.  Prepare a letter of instruction containing:
      o  the name of the Fund(s)
      o  account number(s)
      o  the amount of money or number of shares being redeemed
      o  the name(s) on the account
      o  daytime phone number
      o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, UMB Fund Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

      o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered
      o The redemption proceeds are to be sent to an address other than the address of record
      o  The redemption proceeds exceed $50,000.


      THE FINANCIAL INSTITUTION WHERE YOU RECEIVE YOUR SIGNATURE GUARANTEE MUST BE A PARTICIPANT IN THE SECURITIES TRANSFER ASSOCIATION MEDALLION PROGRAM (STAMP). A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.



  4.  Send the letter of instruction to:
      PIA Mutual Fund
      c/o UMB Fund Services, Inc.
      P.O. Box 1328
      Milwaukee, WI  53201-1328


HOW TO REDEEM (SELL) SHARES BY TELEPHONE

  1. Instruct UMB Fund Services, Inc. that you want the option of redeeming shares by telephone. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.

  2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

  3. Call UMB Fund Services, Inc. at 1-800-628-9403. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM (SELL) SHARES THROUGH SELECTED DEALERS

                               (EQUITY FUND ONLY)

  You may redeem your shares through Selected Dealers. (If your shares are held of record by the Selected Dealer, you must redeem them through the Selected Dealer.) If you place a redemption order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange and the Selected Dealer forwards the order to the Equity Fund's transfer agent prior to 6:00 P.M. Eastern Time that day, the Equity Fund will process your redemption order at the net asset value determined that day. The Selected Dealer is responsible for placing redemption orders promptly with the transfer agent and for forwarding stock certificates, stock powers and other necessary documents within three business days. The Equity Fund will send the proceeds either to you or to the Selected Dealer depending on the instructions of the Selected Dealer.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

  1. UMB Fund Services, Inc. receives your written request in proper form with all required information.

  2. UMB Fund Services, Inc. receives your authorized telephone request with all required information.

  3. A Selected Dealer that has been authorized to accept redemption requests on behalf of the Equity Fund receives your request in accordance with its procedures and promptly forwards your redemption request to UMB Fund Services, Inc.

  4. A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of either the Short-Term Government Fund or the Total Return Bond Fund receives your request in accordance with its procedures.

  For those shareholders who redeem shares by mail or by telephone, UMB Fund Services, Inc. will send the redemption proceeds no later than the seventh day after it receives the request in proper form with all required information. Those shareholders who redeem shares through Selected Dealers or through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Selected Dealer or Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Funds, shareholders should consider the following:

  1.  The redemption may result in a taxable gain.

  2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  3. The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

  4. If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  5. UMB Fund Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

  6. The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and UMB Fund Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor UMB Fund Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.
      They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact UMB Fund Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.

  7. If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

  8. The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

  Shares of the Equity Fund may be exchanged for shares of

  o  Any other PIA Fund


  o  Or the OCM Gold Fund


at their relative net asset values.


  Shares of either of the Short-Term Government Fund or the Total Return Bond Fund may be exchanged for shares of the Short-Term Government Fund or the Total Return Bond Fund (as applicable) at their relative net asset values. Shares of the Short-Term Government Fund and the Total Return Bond Fund may not be exchanged for shares of the Equity Fund or the OCM Gold Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


HOW TO EXCHANGE SHARES


  1. Read this Prospectus and, if applicable, the Prospectus for the OCM Gold Fund.



  2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements. (The PIA Funds have the same minimum requirements as the OCM Gold Fund.)



  3. Call UMB Fund Services, Inc. at 1-800-628-9403 between the hours of 8:00 a.m. and 8:00 p.m. Eastern time on days the New York Stock Exchange is open. Prior to calling UMB Fund Services, Inc., you must instruct UMB Fund Services, Inc. that you want the option of exchanging shares. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Short-Term Government Fund and the Total Return Bond Fund each distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. The Equity Fund distributes substantially all of its net investment income annually and substantially all of its capital gains annually. You have two distribution options:

  O AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

  O ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to UMB Fund Services, Inc. or by calling 1-800-628-9403.

  Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS


  The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years for the Short-Term Government Fund and the Equity Fund and the period since inception for the Total Return Bond Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the four fiscal years beginning with the fiscal year ended November 30, 1999 and by other independent accountants for fiscal years prior to 1999. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, are included in the Annual Report which is available upon request.


                   PIA SHORT-TERM GOVERNMENT SECURITIES FUND


                                                                                     FOR THE YEARS ENDED
                                                             11/30/02       11/30/01       11/30/00       11/30/99       11/30/98
                                                             --------       --------       --------       --------       --------
Net Asset Value, Beginning of Year                           $ 10.36        $ 10.12        $ 10.07        $ 10.38        $ 10.26
                                                             -------        -------        -------        -------        -------
Income from investment operations:
  Net Investment Income                                         0.36           0.52           0.66           0.55           0.57
  Net Realized and Unrealized Gain (Loss)
    on Investments                                             (0.07)          0.25           0.05          (0.25)          0.13
                                                             -------        -------        -------        -------        -------
Total from Investment Operations                                0.29           0.77           0.71           0.30           0.70
                                                             -------        -------        -------        -------        -------
Less Distributions:
  Dividends from net investment income                         (0.35)         (0.52)         (0.66)         (0.55)         (0.57)
  Distributions from net realized gains                        (0.01)            --             --          (0.06)         (0.01)
  Tax return of Capital                                           --          (0.01)            --             --             --
                                                             -------        -------        -------        -------        -------
Total Distributions                                            (0.36)         (0.53)         (0.66)         (0.61)         (0.58)
                                                             -------        -------        -------        -------        -------
Net Asset Value, End of Year                                 $ 10.29        $ 10.36        $ 10.12        $ 10.07        $ 10.38
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------
TOTAL RETURN                                                   2.87%          7.74%          7.30%          3.00%          6.99%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000s)                            $72,743        $71,141        $47,191        $47,455        $56,989
Ratio of Expenses to Average Net Assets:
  Net of Waivers and Reimbursements                            0.35%          0.33%          0.30%          0.30%          0.30%
  Before Waivers and Reimbursements                            0.58%          0.46%          0.48%          0.47%          0.46%
Ratio of Net Investment Income
  to Average Net Assets:
  Net of Waivers and Reimbursements                            3.16%          4.97%          6.49%          5.40%          5.51%
  Before Waivers and Reimbursements                            2.93%          4.84%          6.31%          5.23%          5.35%
Portfolio Turnover Rate                                         185%           121%            89%           110%           138%


                           PIA TOTAL RETURN BOND FUND


                                                                                                            FOR THE PERIOD
                                                                    FOR THE YEARS ENDED                     9/1/98(1)<F16>
                                                   11/30/02       11/30/01       11/30/00       11/30/99    THRU 11/30/98
                                                   --------       --------       --------       --------    -------------
Net Asset Value, Beginning of Period               $ 20.15        $ 19.23        $ 18.92        $ 20.27        $ 20.00
                                                   -------        -------        -------        -------        -------
Income from investment operations:
  Net Investment Income                               0.94           1.13           1.24           1.16           0.27
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   (0.13)          0.93           0.31          (1.31)          0.26
                                                   -------        -------        -------        -------        -------
Total from Investment Operations                      0.81           2.06           1.55          (0.15)          0.53
                                                   -------        -------        -------        -------        -------
Less Distributions:
  Dividends from net investment income               (0.91)         (1.14)         (1.24)         (1.16)         (0.26)
  Distributions from net realized gains              (0.14)            --             --          (0.04)          0.00
                                                   -------        -------        -------        -------        -------
Total Distributions                                  (1.05)         (1.14)         (1.24)         (1.20)         (0.26)
                                                   -------        -------        -------        -------        -------
Net Asset Value, End of Period                     $ 19.91        $ 20.15        $ 19.23        $ 18.92        $ 20.27
                                                   -------        -------        -------        -------        -------
                                                   -------        -------        -------        -------        -------
TOTAL RETURN                                         4.17%         10.94%          8.54%        (0.74)%          2.65%(2)<F17>

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                $60,008        $59,473        $34,545        $29,652        $24,944
Ratio of Expenses to Average Net Assets:
  Net of Waivers and Reimbursements                  0.45%          0.43%          0.40%          0.40%          0.40%(3)<F18>
  Before Waivers and Reimbursements                  0.70%          0.55%          0.61%          0.63%          0.63%(3)<F18>
Ratio of Net Investment Income
  to Average Net Assets:
  Net of Waivers and Reimbursements                  4.76%          5.61%          6.61%          6.06%          5.49%(3)<F18>
  Before Waivers and Reimbursements                  4.51%          5.49%          6.40%          5.38%          5.26%(3)<F18>
Portfolio Turnover Rate                               297%           134%            46%           104%            13%(2)<F17>


(1)<F16>   Commencement of Operations.
(2)<F17>   Not Annualized.
(3)<F18>   Annualized.

                                PIA EQUITY FUND


                                                                                FOR THE YEARS ENDED
                                                        11/30/02       11/30/01       11/30/00       11/30/99       11/30/98
                                                        --------       --------       --------       --------       --------
Net Asset Value, Beginning of Year                      $ 19.44        $ 20.46        $ 17.68        $ 17.54        $ 20.79
                                                        -------        -------        -------        -------        -------
Income from investment operations:
  Net Investment Income (Loss)                            (0.23)         (0.03)          0.01           0.05           0.06
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        (2.70)          1.01           2.77           1.83          (0.91)
                                                        -------        -------        -------        -------        -------
Total from Investment Operations                          (2.93)          0.98           2.78           1.88          (0.85)
                                                        -------        -------        -------        -------        -------
Less Distributions:
  Dividends from net investment income                       --          (0.02)            --          (0.08)            --
  Distributions from net realized gains                   (0.10)         (1.98)            --          (1.66)         (2.40)
                                                        -------        -------        -------        -------        -------
Total Distributions                                       (0.10)         (2.00)            --          (1.74)         (2.40)
                                                        -------        -------        -------        -------        -------
Net Asset Value, End of Year                            $ 16.41        $ 19.44        $ 20.46        $ 17.68        $ 17.54
                                                        -------        -------        -------        -------        -------
                                                        -------        -------        -------        -------        -------
TOTAL RETURN(1)<F19>                                   (15.08)%          4.63%         15.72%         12.07%        (4.86)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000s)                        $4,340         $5,605         $3,318         $2,072         $2,257
Ratio of Expenses to Average Net Assets:
  Net of Waivers and Reimbursements                       1.80%          1.80%          1.80%          1.80%          2.14%
  Before Waivers and Reimbursements                       3.41%          2.86%          3.72%          5.36%          3.21%
Ratio of Net Investment Income (Loss)
  to Average Net Assets:
  Net of Waivers and Reimbursements                     (1.11)%        (0.11)%          0.10%          0.30%          0.23%
  Before Waivers and Reimbursements                     (2.72)%        (1.17)%        (1.82)%        (3.26)%        (0.84)%
Portfolio Turnover Rate                                    220%           186%           526%           276%           135%


(1)<F19>   Total return does not reflect sales loads charged by the PIA Equity
           Fund.

   To learn more about the PIA Funds you may want to read the PIA Funds' Statement of Additional Information (or "SAI") which contains additional information about the PIA Funds. The PIA Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the PIA Funds' investments by reading the PIA Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the PIA Funds during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-628-9403.

  Prospective investors and shareholders who have questions about the PIA Funds may also call the following number or write to the following address:


                                PIA Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                            Santa Monica, CA  90401
                                 1-800-251-1970



  The general public can review and copy information about the PIA Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about PIA Mutual Fund, including the PIA Funds, are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:



                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-0102



  Please refer to the PIA Funds' Investment Company Act File No. 811-04010 when seeking information about the PIA Funds from the Securities and Exchange Commission.

                                 OCM GOLD FUND


                                   PROSPECTUS
                                 MARCH 28, 2003



                                   PROSPECTUS
                                 MARCH 28, 2003


                                 OCM GOLD FUND


      The OCM Gold Fund is a mutual fund in the PIA Mutual Fund (formerly Monterey Mutual Fund) family advised by Orrell Capital Management, Inc.


         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the
       OCM Gold Fund invests and the services it offers to shareholders.

                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
         if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.


                                PIA Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                        Santa Monica, California  90401
                                 (800) 251-1970


 The OCM Gold Fund is distributed by Syndicated Capital, Inc.

                               TABLE OF CONTENTS

                                                                            Page

Questions Every Investor Should Ask Before Investing in the OCM Gold Fund     1

Fees and Expenses                                                             3

Investment Objective, Strategies and Risks                                    4

Management of the Fund                                                        5

The Fund's Share Price                                                        6

Purchasing Shares                                                             7

Redeeming Shares                                                              9

Exchanging Shares                                                            11

Dividends, Distributions and Taxes                                           13

Financial Highlights                                                         13

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                         INVESTING IN THE OCM GOLD FUND

1. WHAT IS THE FUND'S GOAL?

   The Fund seeks long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

   The Fund mainly invests in common stocks. The Fund's investment adviser bases its decisions to purchase and sell securities on company specific factors, not general economic conditions. Under normal market conditions, it will invest in:


   o Major gold producers, intermediate gold producers and junior gold producers,
   o  Exploration and development companies,
   o  Producers of other precious metals, and
   o  Royalty companies.


3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUND?

   Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

   o MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

   o SMALLER CAPITALIZATION COMPANIES RISK: Many of the companies in which the Fund invests are smaller capitalization companies (i.e., companies with a market capitalization of $4 billion or less). Smaller capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell stocks of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.


   o PRECIOUS METALS PRODUCERS RISK: The prices of securities of gold and precious metals producers have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals may decline versus the dollar, which would adversely affect the market prices of the securities of gold and precious metals producers.


   o NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

   o FOREIGN INVESTMENT RISKS: The following risks associated with investing in foreign common stocks are in addition to the risks associated with investing in U.S. common stocks.

   Currency Risk:  The U.S. dollar value of foreign securities traded in
   -------------
   foreign currencies (and any dividends and interest earned) may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to the foreign currencies in which securities held by the Fund are traded will adversely affect the Fund.

   Country Risk:  Political, social or economic events in a country may
   ------------
   adversely affect the Fund's investments in the country.

   Regulation Risk:  Investors in a foreign securities market may not be
   ---------------
   afforded the same protections as investors in U.S. securities markets. Also it may be more difficult, costly and slower to enforce legal rights of the Fund in foreign countries.

   Liquidity Risk:  Foreign securities markets tend to have less trading volume
   --------------
   and are more volatile than U.S. securities markets. Less trading volume makes it more difficult to sell foreign securities at quoted prices.

   Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?


   The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to the Standard & Poor's Composite Index of 500 Stocks and the Philadelphia Stock Exchange Gold & Silver Index ("XAU Index"). Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.


                         TOTAL RETURN PER CALENDAR YEAR


                              1997        (37.50%)
                              1998         (6.73%)
                              1999         (2.47%)
                              2000        (21.14%)
                              2001          31.10%
                              2002          93.25%



Note: During the six year period shown on the bar chart, the Fund's highest total return for a quarter was 39.67% (quarter ended March 31, 2002) and the lowest total return for a quarter was -30.76% (quarter ended December 31, 1997). The results do not reflect a sales charge. If they did, the returns would have been lower.



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2002)        PAST YEAR     PAST 5 YEARS     SINCE DECEMBER 13, 1996(1)<F1>
------------------------------------------        ---------     ------------     ------------------------------
OCM Gold Fund(2)<F2>
   Return before taxes                              84.57%         11.64%                    1.46%
   Return after taxes on distributions(3)<F3>       84.57%         11.64%                    1.46%
   Return after taxes on distributions
     and sale of Fund shares(3)<F3>                 51.93%          9.68%                    1.17%
S&P 500(4)<F4>(5)<F5>                              -22.10%         -0.59%                    4.67%
XAU Index(4)<F4>(6)<F6>                             43.58%          2.37%                   -5.48%


(1)<F1> The Fund's investment adviser, Orrell Capital Management, Inc., became investment adviser on this date.
(2)<F2>   These results reflect the maximum sales charge of 4.50%.
(3)<F3> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4)<F4>   Reflects no deduction for fees, expenses and taxes.
(5)<F5> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(6)<F6> The XAU Index is a capitalization-weighted index featuring eleven widely held securities in the gold and silver mining and production industry or companies investing in such mining and production companies.

                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load)
    Imposed on Purchases (as a percentage
    of offering price)                                          4.50%
  Maximum Deferred Sales Charge (Load)                No Deferred Sales Charge
  Maximum Sales Charge (Load)
    Imposed on Reinvested Dividends And Distributions      No Sales Charge
  Redemption Fee (as a percentage
    of amount redeemed)*<F7>                                    1.50%
  Exchange Fee (as a percentage
    of amount exchanged)*<F7>                                   1.50%



*<F7> This fee only applies to shares sold or exchanged within 3 months of their purchase date. The fee becomes effective May 1, 2003.



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                               1.00%
  Distribution and/or Service (12b-1) Fees                      0.99%
  Other Expenses                                                0.67%
  Total Annual Fund Operating Expenses                          2.66%


EXAMPLE

  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


             1 YEAR         3 YEARS         5 YEARS         10 YEARS
             ------         -------         -------         --------
              $707           $1,239          $1,797          $3,308


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  The Fund seeks long-term growth of capital through investing primarily (normally 80% or more of its net assets) in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals. The Fund may not change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors may lose money.

  The Fund may, in response to adverse markets, economic, political or other conditions, take temporary defensive positions. This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value. Even when the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

                            HOW WE INVEST OUR ASSETS

  In investing the Fund's assets, our investment adviser, Orrell Capital Management, Inc. ("OCM"), first considers the price of gold and whether it expects the price of gold to increase or decrease. OCM primarily invests in common stocks of major gold producers because their prices tend to be sensitive to changes in the price of gold. OCM believes that because of gold's monetary value, securities of gold mining companies offer an opportunity to achieve long-term growth of capital and to protect wealth against eroding monetary values. Because of OCM's emphasis on gold's monetary value, the Fund will only invest a small portion of its assets in securities of companies producing other precious metals.

  In addition to investing in common stocks of major gold producers, the Fund will also invest in common stocks of intermediate gold producers, junior gold producers and exploration and development companies. The Fund may also purchase gold, silver, platinum and palladium bullion as well as gold or silver coins. When the Fund purchases coins, it purchases coins for their metallic value, not for their currency or numismatic value.

  OCM is a "bottom up" investor. This means it makes investment decisions on company specific factors. Among the company's specific factors OCM considers are:

  o  sales and earnings growth
  o  the extent of ore holdings
  o  efficiency of mining operations
  o  melting and refinery costs
  o  capital adequacy to maintain and expand operations

  The Fund will sell a security if OCM believes a company's fundamentals will deteriorate or if it believes a company's stock has little potential for further appreciation. Since the price of gold is a key factor affecting the revenues of gold producers, OCM must consider the price of gold in its "bottom up" analysis. For example, many exploration and development companies become significantly more attractive investments as the price of gold rises.

                               PORTFOLIO TURNOVER

  The Fund's annual portfolio turnover rate usually will not exceed 100%. Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period. Higher portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the Fund's shareholders of increased taxes on realized gains. Distributions to the Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                                     RISKS

  There are a number of risks associated with an investment in the Fund. These include:

  o ADDITIONAL RISKS ASSOCIATED WITH PRECIOUS METALS PRODUCERS: OCM primarily invests in common stocks whose price is sensitive to changes in the price of gold. The market prices of these common stocks may be more volatile than the prices of common stocks in general because of their sensitivity to changes in the price of gold. The price of gold may change substantially over short periods of time because of economic, political or other conditions affecting one of the four major gold producers outside of the United States (Australia, Canada, South Africa and the former U.S.S.R.). The price of gold may also change substantially because of unpredictable monetary policies and economic and political conditions in countries throughout the world. For example, countries may decide to reduce their gold reserves and increase their currency reserves, which could cause the price of gold to decline.

  o CONCENTRATION RISK: Because the Fund concentrates its investments in gold producers, a development adversely affecting that industry (for example, changes in the mining laws which increase production costs) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

  o SOUTH AFRICAN RISKS: The Fund invests in South African companies. These investments may be subject to somewhat greater risk than investments in companies of countries with more stable political profiles.

                             MANAGEMENT OF THE FUND

         ORRELL CAPITAL MANAGEMENT, INC. MANAGES THE FUND'S INVESTMENTS

  Orrell Capital Management, Inc. ("OCM"), is the Fund's investment adviser. OCM's address is:

                   1440 Concannon Blvd., Livermore, CA  94550

  OCM has been in business since 1984. As the investment adviser to the Fund, OCM manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays OCM an annual advisory fee equal to 1.0% of its average net assets. The fee is lower at various asset levels.

  Gregory M. Orrell is primarily responsible for the day-to-day management of the Fund's portfolio. He is the Fund's portfolio manager. Mr. Orrell has been President of OCM since 1984.

                               DISTRIBUTION FEES

  The Fund has adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act. This Plan allows the Fund to use up to 0.99% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUND'S SHARE PRICE

  The price at which investors purchase shares of the Fund is called its offering price. The price at which shareholders redeem shares of the Fund is called its net asset value. The offering price is equal to the net asset value at the time of purchase, plus any applicable sales charge. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the offering price (for purchases) and net asset value (for redemptions) determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the offering price (for purchases) and net asset value (for redemptions) determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

  The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its net asset values. To the extent it does so, its net asset value may change on days when investors cannot purchase or redeem Fund shares.

                                 SALES CHARGES

  The following table shows the amount of the sales charge you would pay when you purchase shares of the Fund:

                                            SALES CHARGE AS A PERCENTAGE OF
AMOUNT OF PURCHASE                       OFFERING PRICE         AMOUNT INVESTED
------------------                       --------------         ---------------
Less than $100,000                           4.50%                   4.71%
$100,000 to $249,999                         3.00%                   3.09%
$250,000 to $499,999                         2.50%                   2.56%
$500,000 to $999,999                         2.00%                   2.04%
$1,000,000 or more                            None                    None

                           REDUCING THE SALES CHARGE

  You may be able to reduce or waive the sales charges on your Fund purchases through an "accumulation right" or through a statement of intent. Your broker or the distributor can explain to you how the accumulation right and the statement of intent operate.

                            NET ASSET VALUE PURCHASE

  You may purchase shares of the Fund at net asset value (without a sales charge) if you:


  o Invest $1,000,000 or more in the Fund and/or the PIA Equity Fund, a portfolio of PIA Mutual Fund described in a separate prospectus.
  o Purchase Fund shares using the proceeds from the redemption, within the previous sixty days, of shares of another mutual fund or interest in a commodity pool.
  o Purchase Fund shares in an amount not exceeding the amount of Fund shares and/or shares of the PIA Equity Fund which you previously owned and redeemed.
  o  Or members of your family are:
     a. Officers or trustees of PIA Mutual Fund
     b. Officers, directors, consultants to and employees or customers of the Distributor, any selected dealer or any investment adviser to any PIA Mutual Fund.
  o  Are a publisher or subscriber to certain investment advisory newsletters.
  o Are an investment adviser investing on behalf of your discretionary accounts.


                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

  1.  Read this Prospectus carefully.

  2. Determine how much you want to invest keeping in mind the following minimums:

      A. NEW ACCOUNTS
         o  Individual Retirement Accounts and
            qualified retirement plans                                    $  100
         o  Automatic Investment Plan                                     $  100
         o  All other accounts                                            $1,000

      B. EXISTING ACCOUNTS
         o  Dividend reinvestment                                     No Minimum
         o  All accounts                                                     $50


  3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, prepare a brief letter stating the registration of your account, the name of the Fund and your account number. If you have any questions, please call 1-800-628-9403.



  4. Make your check payable to "PIA Mutual Fund". All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Fund will not accept cash, third party checks, money orders, traveler's checks, starter checks, credit card checks or other checks deemed to be high risk. UMB FUND SERVICES, INC., THE FUND'S TRANSFER AGENT, WILL CHARGE A $20 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.



  5.  Send the application and check to:
      PIA Mutual Fund
      c/o UMB Fund Services, Inc.
      P.O. Box 1328
      Milwaukee, WI  53201-1328



  6.  Purchasing Shares By Wire:
      You may purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. For initial purchases by wire, you must call the transfer agent at 1-800-628-9403 for instructions on setting up an account. Then, provide your bank with the following information for purposes of wiring your investment:
      UMB Bank, N.A.
      ABA #101000695
      For credit to PIA Mutual Fund
      Acct. # 9871062791
      For further credit to:
        Investor Account #_______________
        Name or Account Registration
        SSN or TIN
        Identify which fund to purchase


  You must mail a completed application to the transfer agent after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Fund and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the custodian bank. There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

PURCHASING SHARES FROM SELECTED DEALERS

  You may purchase shares of the Fund through brokers or dealers ("Selected Dealers") who have a sales agreement with our distributor, Syndicated Capital, Inc. Selected Dealers may use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing directly from the Fund. The Selected Dealers may charge fees to their customers for the services they provide them.

  If you place a purchase order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange and the Selected Dealer forwards the order to the Funds' transfer agent prior to 6:00 P.M. Eastern Time that day, the Fund will process your purchase order at the offering price determined that day. The Selected Dealer is responsible for placing purchase orders promptly with the transfer agent and for forwarding payment within three business days.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND


  The Fund may reject any share purchase application for any reason. The Fund will not accept purchase orders made by telephone unless they are from a Selected Dealer which has an agreement with the Fund. Shares of the OCM Gold Fund are generally available in all states.


  The Funds will send investors a written confirmation for all purchases of shares.

  The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. There is a maximum purchase amount of $50,000 per fund per day by ACH (Automated Clearing House). The Fund offers the following retirement plans:

  o  Traditional IRA                              o  Roth IRA

  Investors can obtain further information about the automatic investment plan and the IRAs by calling the Fund at 1-800-628-9403. The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

  1.  Prepare a letter of instruction containing:
      o  the name of the Fund
      o  account number(s)
      o  the amount of money or number of shares being redeemed
      o  the name(s) on the account
      o  daytime phone number
      o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, UMB Fund Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

      o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered
      o The redemption proceeds are to be sent to an address other than the address of record
      o  The redemption proceeds exceed $50,000.


      THE FINANCIAL INSTITUTION WHERE YOU RECEIVE YOUR SIGNATURE GUARANTEE MUST BE A PARTICIPANT IN THE SECURITIES TRANSFER ASSOCIATION MEDALLION PROGRAM (STAMP). A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.



  4.  Send the letter of instruction to:
      PIA Mutual Fund
      c/o UMB Fund Services, Inc.
      P.O. Box 1328
      Milwaukee, WI  53201-1328


HOW TO REDEEM (SELL) SHARES BY TELEPHONE

  1. Instruct UMB Fund Services, Inc. that you want the option of redeeming shares by telephone. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.

  2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

  3. Call UMB Fund Services, Inc. at 1-800-628-9403. PLEASE DO NOT CALL THE FUND OR OCM.

HOW TO REDEEM (SELL) SHARES THROUGH SELECTED DEALERS

  You may redeem your shares through Selected Dealers. (If your shares are held of record by the Selected Dealer, you must redeem them through the Selected Dealer.) If you place a redemption order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange and the Selected Dealer forwards the order to the Fund's transfer agent prior to 6:00 P.M. Eastern Time that day, the Fund will process your redemption order at the net asset value determined that day. The Selected Dealer is responsible for placing redemption orders promptly with the transfer agent and for forwarding stock certificates, stock powers and other necessary documents within three business days. The Fund will send the proceeds either to you or to the Selected Dealer depending on the instructions of the Selected Dealer.

PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

  1. UMB Fund Services, Inc. receives your written request in proper form with all required information.
  2. UMB Fund Services, Inc. receives your authorized telephone request with all required information.
  3. A Selected Dealer that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures and promptly forwards your redemption request to UMB Fund Services, Inc.

  For those shareholders who redeem shares by mail or telephone, UMB Fund Services, Inc. will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Selected Dealers will receive their redemption proceeds in accordance with the procedures established by the Selected Dealer.


OTHER REDEMPTION POLICIES



  As noted in the Fund's "Shareholder Fees" table, the Fund imposes a 1.50% redemption fee on the value of shares redeemed less than 3 months after purchase. This fee only applies to shares purchased after May 1, 2003. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.


OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Fund, shareholders should consider the following:

  1.  The redemption may result in a taxable gain.

  2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  3. The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

  4. If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  5. UMB Fund Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

  6. The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and UMB Fund Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor UMB Fund Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.
      They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact UMB Fund Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.

  7. If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

  8. The Fund may pay redemption requests "in kind". This means that the Fund will pay redemption requests entirely or partially with securities rather than cash.

                               EXCHANGING SHARES

ELIGIBLE FUNDS


  Shares of the Fund may be exchanged for shares of the following portfolios of PIA Mutual Fund

     - PIA Short-Term Government Securities Fund
     - PIA Equity Fund
     - PIA Total Return Bond Fund


at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


OTHER EXCHANGE POLICIES



  As noted in the Fund's "Shareholder Fees" table, the Fund imposes a 1.50% exchange fee on the value of shares exchanged less than 3 months after purchase. This fee only applies to shares purchased after May 1, 2003. The exchange fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or shares held in retirement plans. The exchange fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.



HOW TO EXCHANGE SHARES



  1.  Read this Prospectus and, if applicable, the Prospectus for the PIA
      Funds.



  2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements. (The PIA Funds have the same minimum requirements as the Fund.)



  3. Call UMB Fund Services, Inc. at 1-800-628-9403 between the hours of 8:00 a.m. and 8:00 p.m. Eastern time on days the New York Stock Exchange is open. Prior to calling UMB Fund Services, Inc., you must instruct UMB Fund Services, Inc. that you want the option of exchanging shares. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.


                        DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund distributes substantially all of its net investment income annually and substantially all of its capital gains annually. You have two distribution options:

  o AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

  o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to UMB Fund Services, Inc. or by calling 1-800-628-9403.

  The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, OCM considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS


  The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the four fiscal years beginning with the fiscal year ended November 30, 1999 and by other independent accountants for fiscal years prior to 1999. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, are included in the Annual Report which is available upon request.



                                                                                     FOR THE YEARS ENDED
                                                            11/30/02       11/30/01       11/30/00       11/30/99       11/30/98
                                                            --------       --------       --------       --------       --------
Net Asset Value, Beginning of Year                          $   4.71       $   3.52       $   4.75       $   4.98       $   5.09
                                                            --------       --------       --------       --------       --------
Income from Investment Operations:
  Net Investment Loss                                          (0.09)         (0.04)         (0.05)         (0.04)         (0.03)
  Net Realized and Unrealized
  Gain (Loss) on Investments
  and Foreign Currency Transactions                             2.91           1.23          (1.18)         (0.19)         (0.08)
                                                            --------       --------       --------       --------       --------
Total from Investment Operations                                2.82           1.19          (1.23)         (0.23)         (0.11)
                                                            --------       --------       --------       --------       --------
Net Asset Value, End of Year                                $   7.53       $   4.71       $   3.52       $   4.75       $   4.98
                                                            --------       --------       --------       --------       --------
                                                            --------       --------       --------       --------       --------
TOTAL RETURN(1)<F8>                                           59.87%         33.81%       (25.89)%        (4.62)%        (2.16)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000s)                            $35,109        $17,924         $9,240        $11,799         $8,251
Ratio of Expenses to Average Net Assets:
  Net of Waivers and Reimbursements                            2.66%          2.60%          2.44%          2.44%          2.44%
  Before Waivers and Reimbursements                            2.66%          2.60%          2.99%          3.02%          3.32%
Ratio of Net Investment Loss
to Average Net Assets:
  Net of Waivers and Reimbursements                          (1.46)%        (1.14)%        (1.19)%        (1.03)%        (0.96)%
  Before Waivers and Reimbursements                          (1.46)%        (1.14)%        (1.74)%        (1.61)%        (1.84)%
Portfolio Turnover Rate                                          32%             5%             3%             9%             2%



(1)<F8>  Total return does not reflect sales loads charged by the Fund.


   To learn more about the Fund you may want to read the Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-628-9403.

  Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address:


                                PIA Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                            Santa Monica, CA  90401
                                 1-800-251-1970



  The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about PIA Mutual Fund, including the OCM Gold Fund, are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:



                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-0102



  Please refer to the Fund's Investment Company Act File No. 811-04010, when seeking information about the Fund from the Securities and Exchange Commission.

                                 PIA MUTUAL FUND

            Statement of Additional Information dated March 28, 2003


                                For the PIA Funds

          PIA SHORT-TERM GOVERNMENT SECURITIES FUND
          PIA EQUITY FUND
          PIA TOTAL RETURN BOND FUND


          This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated March 28, 2003 of PIA Mutual Fund (the "Trust") relating to the PIA Funds. The "PIA Funds" are the PIA Short-Term Government Securities Fund (the "Short-Term Government Fund"), the PIA Equity Fund (the "Equity Fund") and the PIA Total Return Bond Fund (the "Total Return Bond Fund"). Copies of the Prospectus may be obtained from the Trust's Distributor, Syndicated Capital, Inc. (the "Distributor"), 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.

          The following financial statements are incorporated by reference to the Annual Report, dated November 30, 2002, of PIA Mutual Fund (File No. 811-04010) as filed with the Securities and Exchange Commission on February 4, 2003.


          Schedule of Investments
               PIA Short-Term Government Securities Fund
               PIA Equity Fund
               PIA Total Return Bond Fund
          Statements of Assets and Liabilities
          Statements of Operations
          Statements of Changes in Net Assets
          Notes to Financial Statements
          Financial Highlights
          Report of Independent Accountants


          Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 628-9403.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
FUND HISTORY AND CLASSIFICATION................................................3
     Investment Restrictions...................................................3
     Illiquid Securities.......................................................5
     Leverage..................................................................6
     Lending Portfolio Securities..............................................6
     Hedging Instruments.......................................................7
     Options on Securities.....................................................7
     Stock Index Options.......................................................8
     Stock Index Futures and Debt Futures......................................9
     Options on Stock Index Futures and Debt Futures..........................10
     Possible CFTC Limitations on Portfolio and Hedging Strategies............11
     Special Risks of Hedging Strategies......................................11
     Limitations on Options and Futures.......................................11
     Temporary Investments....................................................11
     U.S. Government Securities and Mortgage-Backed Securities................12
     High Yield and Other Securities..........................................16
     When Issued and Delayed-Delivery Securities..............................18
     Depository Receipts......................................................19
     Foreign Securities.......................................................19
     Portfolio Turnover.......................................................22
MANAGEMENT....................................................................23
     Management Information...................................................23
     Committee................................................................24
     Compensation.............................................................24
     Code of Ethics...........................................................26
     Investment Advisory Agreements...........................................25
     Share Ownership..........................................................26
     The Adviser and the Administrator........................................28
     Portfolio Transactions and Brokerage.....................................31
     Distribution Plan........................................................33
NET ASSET VALUE...............................................................36
SHAREHOLDER SERVICES..........................................................38
TAXES.........................................................................40
     General..................................................................40
     Rule 17a-7 Transactions..................................................41
     Taxation of Hedging Instruments..........................................42
     Foreign Taxes............................................................43
     Back-up Withholding......................................................44
GENERAL INFORMATION...........................................................44
SALES CHARGES.................................................................46
CALCULATION OF PERFORMANCE DATA...............................................46
DESCRIPTION OF SECURITIES RATINGS.............................................50

          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated March 28, 2003, and, if given or made, such information or representations may not be relied upon as having been authorized by PIA Mutual Fund.

          This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION


          The Trust, PIA Mutual Fund, is an open-end management investment company consisting of four separate portfolios: the PIA Short-Term Government Securities Fund, the PIA Equity Fund, the PIA Total Return Bond Fund and the OCM Gold Fund (each a "Fund" and collectively the "Funds"). This Statement of Additional Information provides information on three of the portfolios, the PIA Funds. Of the PIA Funds, the Short-Term Government Fund is diversified and the Equity Fund and the Total Return Bond Fund are non-diversified. PIA Mutual Fund was organized as a Massachusetts business trust on January 6, 1984. Between December 27, 1996 and March 27, 2003, the Trust was known as "Monterey Mutual Fund." Prior to December 27,1996 the Trust was known as "Monitrend Mutual Fund." The Short-Term Government Fund was called the "PIA Adjustable Rate Government Securities Fund" prior to December 20, 1996. The Equity Fund was called the "Monitrend Growth Fund" prior to December 20, 1996.


Investment Restrictions
-----------------------

          The Trust has adopted the following restrictions applicable to the PIA Funds as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the shares of the Fund as to which the policy change is being sought. Under the 1940 Act, approval of the holders of a "majority" of a Fund's outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

          Each of the Funds may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result more than 5% of such Fund's total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 50% of the total assets of each of the Equity Fund and the Total Return Bond Fund may be invested without regard to this restriction and 25% of the total assets of the Short-Term Government Fund may be invested without regard to this restriction.

          No Fund may:

          1. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

          2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.


          3. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or officer or director of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

          4. Make investments for the purpose of exercising control or management.

          5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

          6. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

          7. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

          8. Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

          9. Purchase securities on margin (but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and each of the Funds may borrow money as set forth in Investment Restriction No.
11).

          10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of that Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

          11. Issue senior securities, borrow money or pledge its assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings and each Fund (other than the Equity Fund) may borrow for investment purposes on a secured or unsecured basis. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.)

          12. Buy or sell commodities or commodity contracts except futures and related options or real estate or interests in real estate (including limited partnership interests).

For purposes of this restriction, Mortgage-Backed Securities are not considered real estate or interests in real estate.

          13. Participate on a joint or joint and several basis in any trading account in securities.

          14. Purchase any security restricted as to disposition under federal securities laws except that subject to Securities and Exchange Commission ("SEC") limitations on investments in illiquid securities, the Total Return Bond Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

          15. Make loans, except through repurchase agreements and the loaning of portfolio securities by the Short-Term Government Fund and the Total Return Bond Fund.

          16. Purchase foreign securities or currencies; this restriction does not apply to the Equity Fund or the Total Return Bond Fund.

          In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the Funds to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. If the Board of Trustees determines to change this non-fundamental policy for any Fund, that Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

Illiquid Securities
-------------------

          It is the position of the SEC (and an operating although not a fundamental policy of each Fund) that open-end investment companies such as the Funds should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The Short-Term Government Fund has limited its investments in illiquid securities to 10% of the value of its net assets. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The Funds do not expect to own any investments for which market quotations are not available. However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to the Funds' investment adviser, Pacific Income Advisers, Inc. (the "Adviser"), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets);

(ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Leverage
--------

          From time to time each Fund (other than the Equity Fund) may increase its ownership of securities by borrowing on a secured or unsecured basis at fixed and floating rates of interest and investing the borrowed funds. It is not anticipated that any of the Funds will use its borrowing power to an extent greater than 25% of the value of its assets. Borrowings will be made only from banks and only to the extent that the value of the assets of the Fund in question, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, after giving effect to the proposed borrowing. If the value of the assets of the Fund in question so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such 300% coverage. Since substantially all of the assets of the Funds fluctuate in value, but borrowing obligations may be fixed, the net asset value per share of the Funds will correspondingly tend to increase and decrease in value more than otherwise would be the case.

Lending Portfolio Securities
----------------------------

          Each of the Funds (other than the Equity Fund) may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the "Guidelines") and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund in question if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the Fund in question. Any loan might be secured by any one or more of the three types of collateral.

          The Fund in question receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Funds may also pay reasonable finder's, custodian and administrative fees but only to persons not affiliated with the Trust. A Fund will not have the right to vote securities on loan, but the terms of the loan will permit the Funds to terminate the loan and thus reacquire the loaned securities on three days notice.

          The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. Each Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments
-------------------

          Each of the Funds may engage in hedging. Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in a Fund's portfolio ("short hedging") or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities ("long hedging"). A Fund so authorized may engage in short hedging in an attempt to protect that Fund's value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when a Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the Funds may use are discussed below.

Options on Securities
---------------------

          An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or "writer," of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

          One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

          Call Options on Securities. When a Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

          To terminate its obligation on a call which it has written, the Fund which wrote the call may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund which wrote the call retains the premium received. All call options written by the Funds must be "covered." For a call to be "covered" (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

          When a Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund which bought the call benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and that Fund will lose its premium payment and the right to purchase the related investment.

          Put Options on Securities. When a Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits that Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put. The Equity Fund may not write put options.

          When the Short-Term Government Fund or the Total Return Bond Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the Funds must be "covered." For a put to be "covered", the Fund must maintain cash or liquid securities equal to the option price.

Stock Index Options
-------------------

          Options on stock indices are based on the same principles as options on securities, described above. The main difference is that the underlying instrument is a stock index, rather than an individual security. Furthermore, settlement of the option is made, not in the stocks that make up the index, but in cash. The amount of cash is the difference between the closing price of the index on the exercise date and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier").

          A variety of index options are currently available. Some options involve indices that are not limited to any particular industry or segment of the market, and such an index is referred to as a "broadly based stock market index." Others involve stocks in a designated industry or group of industries, and such an index is referred to as an "industry index" or "market segment index." In selecting an option to hedge the Equity Fund's portfolio, the Adviser may use either an option based on a broadly based stock market index, or one or more options on market segment indices, or a combination of both, in order to attempt to obtain the proper degree of correlation between the indices and the Equity Fund's portfolio. (The Short-Term Government Fund and the Total Return Bond Fund may not invest in stock index options.)

          In addition to the risks of options generally and the risk of imperfect correlation, discussed above, buyers and writers of index options are subject to additional risks unique to index options. Because exercises of index options are settled in cash, call writers cannot provide precisely in advance for their potential settlement obligations by holding the underlying securities. In addition, there is the risk that the value of the Equity Fund's portfolio may decline between the time that a call written by the Equity Fund is exercised and the time that it is able to sell equities. Even if an index call written by it were "covered" by another index call held by it, because a writer is not notified of exercise until at least the following business day, the Equity Fund is exposed to the risk of market changes between the day of exercise and the day that it is notified of the exercise. If the Equity Fund holds an index option and chooses to exercise it, the level of the underlying index may change between the time the Equity Fund exercises the option and the market closing. All calls on stock indices written by the Equity Fund must be covered.

Stock Index Futures and Debt Futures
------------------------------------

          The Equity Fund, but not the Short-Term Government Fund or the Total Return Bond Fund, may invest in futures contracts on stock indices ("Stock Index Futures") and options on Stock Index Futures. The Short-Term Government Fund and the Total Return Bond Fund, but not the Equity Fund, may invest in futures contracts on debt securities ("Debt Futures") or options on Debt Futures.

          A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market - a futures exchange - that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. Each Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract that it has entered into.

          To liquidate a futures position before the contract expiration date, a buyer simply sells the contract, and the seller of the contract simply buys the contract, on the futures exchange. Stock Index Futures are settled at maturity, not by delivery of the stocks making up the index, but by cash settlement. However, the entire value of the contract does not change hands; only the gains and losses on the contract since the preceding day are credited and debited to the accounts of the buyers and sellers, just as on every other preceding trading day, and the positions are closed out.

          One risk in employing Futures to attempt to protect against declines in the value of the securities held by a Fund is the possibility that the prices of Futures will correlate imperfectly with the behavior of the market value of that Fund's securities. The ordinary spreads between prices in the cash and futures markets, due to differences in those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. The liquidity of the Futures being considered for purchase or sale by a Fund will be a factor in their selection by the Adviser. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

          It is possible that, where a Fund has sold Futures in a short hedge, the market may advance but the value of the securities held by the Fund in question may decline. If this occurred, that Fund would lose money on the Future and also experience a decline in the value of its securities. Where Futures are purchased in a long hedge, it is possible that the market may decline; if the Fund in question then decides not to invest in securities at that time because of concern as to possible further market decline or for other reasons, that Fund will realize a loss on the Future that is not offset by a reduction in the price of any securities purchased.

Options on Stock Index Futures and Debt Futures
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          Options on Futures are similar to options on securities, except that the related investment is not a security, but a Future. Thus, the buyer of a call option obtains the right to purchase a Future at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a Future at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying Future.

          The risks of options on Futures are similar to those of options on securities and also include the risks inherent in the underlying Futures.

Possible CFTC Limitations on Portfolio and Hedging Strategies
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          The use of Futures and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position," and the use of such instruments to attempt to protect against the market risk that portfolio securities are not fully included in an increase in value is referred to as having a "long futures position." Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Funds and the Trust from registration with the CFTC as a "commodity pool operator" as defined in the CEA. Under the restrictions, each Fund must use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions under the CEA, provided that nonhedging positions may be established if the initial margin and premiums required to establish such positions do not exceed 5% of a Fund's net assets, with certain exclusions as defined in the CFTC Rule.

Special Risks of Hedging Strategies
-----------------------------------

          Participation in the options or futures markets involves investment risks and transactions costs to which a Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser's prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options and Futures
----------------------------------

          Transactions in options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to Futures. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Temporary Investments
---------------------

          Each Fund may invest in cash and money market securities. The Equity Fund may do so when taking a temporary defensive position and all of the Funds may do so to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

          The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization (NRSRO).

          Each Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time a Fund purchases a security, that Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the "Resold Securities". The Adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian or another bank either directly or through a securities depository.

U.S. Government Securities and Mortgage-Backed Securities
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          As used in this Statement of Additional Information, the term "U.S. Government securities" means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

          Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and bonds that have been stripped of their unmatured interest coupons.

          U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services

Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.

          Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund investing in U.S. Government securities will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

          Among the U.S. Government securities that each Fund investing in U.S. Government securities may purchase are "Mortgage-Backed Securities" of the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These Mortgage-Backed Securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Another type of Mortgage-Backed Security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

          Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors' housing needs, job transfer, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the Mortgage-Backed Securities that were prepaid.

          Certain mortgage loans underlying the Mortgage-Backed Securities in which the Funds may invest will be adjustable rate mortgage loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          There are two main categories of indices which provide the basis for rate adjustments on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          The mortgage loans underlying other Mortgage-Backed Securities in which the Funds may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

          CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or other assets ("Mortgage Assets") underlying the CMOs may cause some or all of the class of CMOs to be retired substantially earlier than their final distribution dates. Generally interest is paid or accrued on all classes of CMOs on a monthly basis.

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          Each Fund may invest in stripped Mortgage-Backed U.S. Government securities ("SMBS"). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund's limitation on investments in illiquid securities. Whether SMBS are liquid or illiquid will be determined in accordance with guidelines established by the Trust's Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

          Mortgage loans are subject to a variety of state and federal regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan "due on sale" clauses and state usury laws. Even though the Funds will invest in Mortgage-Backed Securities which are U.S. Government securities, these regulations may adversely affect a Fund's investments by delaying the Fund's receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

High Yield and Other Securities
-------------------------------

          Each Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). These debt securities may be rated investment grade by Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). Securities rated BBB by Standard & Poor's or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Short-Term Government Fund will not invest in securities that are not rated at least A by Standard & Poor's or Moody's. The Total Return Bond Fund and the Equity Fund may also invest in securities that are rated below investment grade. When the Equity Fund does so it typically will invest in convertible securities when the Adviser believes the underlying common stock is a suitable investment for the Equity Fund and when the convertible security offers greater potential for total return because of its higher yield. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as "junk bonds". Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

          The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield securities and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

          The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Total Return Bond Fund or the Equity Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield securities and a Fund's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefor tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

          Certain securities held by a Fund including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the Fund's net assets.

          The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Total Return Bond Fund or the Equity Fund to value accurately high yield securities or dispose of them. To the extent the Total Return Bond Fund or the Equity Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

          Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Total Return Bond Fund or the Equity Fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, each Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law.

Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

          Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Funds can meet redemption requests. To the extent that the Total Return Bond Fund or the Equity Fund invests in high yield securities, the achievement of its investment objective may be more dependent on the Adviser's credit analysis than would be the case for higher quality bonds. Each Fund may retain a portfolio security whose rating has been changed.

When Issued and Delayed-Delivery Securities
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          To ensure the availability of suitable securities for their portfolios, each Fund (other than the Equity Fund) may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When-issued securities represent securities that have been authorized but not yet issued. Each Fund (other than the Equity Fund) may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, they may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

          Each Fund (other than the Equity Fund) may enter into mortgage "dollar rolls" in which a Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the Mortgage-Backed Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security.

Depository Receipts
-------------------

          The Equity Fund may invest in American Depository Receipts ("ADRs"). ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. The Equity Fund may invest in sponsored and unsponsored ADRs.

          In addition to ADRs, the Equity Fund may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

Foreign Securities
------------------

          The Total Return Bond Fund and the Equity Fund, but not the Short-Term Government Fund, may invest in securities of foreign issuers, provided that the Equity Fund may not invest more than 10% of its total assets in securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

          An investment may be affected by changes in currency rates and in exchange control regulations, and the Total Return Bond Fund and the Equity Fund may incur transaction costs in exchanging currencies. For example, at times when the assets of a Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of the U.S. dollar is decreasing against such currencies. Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

          Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of broker-dealers and issuers than in the United States. The costs associated with securities transactions are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

          Most foreign securities owned by the Total Return Bond Fund or the Equity Fund are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

          The Total Return Bond Fund may invest in securities of companies in countries with emerging economies or securities markets ("Emerging Markets"). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the investments of the Total Return Bond Fund and the availability to the Total Return Bond Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Total Return Bond Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

          To manage the currency risk accompanying investments in foreign securities and to facilities the purchase and sale of foreign securities, the Total Return Bond Fund and Equity Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

          A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

          When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security ("transaction hedging"). By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

          When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the portfolio securities of the Total Return Bond Fund and the Equity Fund denominated in such foreign currency ("position hedging"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporates the prospect into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

          At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

          If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a Fund's securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceeds the amount of foreign currency the Fund is obligated to deliver. A Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

          Although the Total Return Bond Fund and the Equity Fund value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

          The Total Return Bond Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency and the purchaser of a currency put obtains the right to sell the underlying currency.

          Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective Fund's investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a particular Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value for the Fund's investments exactly over time.

Portfolio Turnover
------------------

          See "Financial Highlights" in the Prospectus for information on the past portfolio turnover rates of the Funds. As indicated in the Prospectus the portfolio turnover of each of the Funds may vary significantly from year to year.

                                   MANAGEMENT

Management Information
----------------------


          As a Massachusetts business trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Funds form a "Fund Complex" as defined in the 1940 Act and are the only funds in the Fund Complex. Each trustee oversees all four of the Funds in the Trust. The name, age, address, principal occupations during the past five years, and other information with respect to each of the trustees and officers of the Trust is set forth below.




                                                                                                        Number of
                                                        Term of                                       Portfolios in       Other
                                     Position(s)     Office(1) and                                    Fund Complex    Directorships
                                      Held with     Length of Time       Principal Occupation(s)       Overseen by         Held
       Name, Address and Age            Trust           Served             During Past 5 Years           Trustee        by Trustee
       ---------------------            -----           ------             -------------------           -------        ----------
Independent Trustees
Beatrice P. Felix                      Trustee     Served as          Sales Agent, Roland Land Realty       4              None
1011 4th Street, #218                              Trustee since      (1994-present)
Santa Monica, CA 90403                             1996
Age: 44

Ann Louise Marinaccio                  Trustee     Served as          Sales Associate, Saks Fifth           4              None
1 Norwood Road                                     Trustee since      Avenue (1986-present)
Springfield, NJ  07081                             1996
Age: 63

Robert I. Weisberg                     Trustee     Served as          Managing Partner and                  4         Environmental
41 West Shore Road                                 Trustee since      President of Alco Financial                         Power
Belvedere, CA  94920                               1996               Services, LLC (1997-present)                     Corporation
Age: 56                                                                                                                    and
                                                                                                                   Ventures-National
                                                                                                                       Incorporated
Interested Trustee and Officers

Joseph Lloyd McAdams, Jr.(2)           Trustee,    Served as          Chairman of the Board and Chief       4            Anworth
1299 Ocean Avenue                      Chairman    Trustee and        Investment Officer of Pacific                      Mortgage
Suite 210                                          Chairman since     Income Advisers, Inc.                               Asset
Santa Monica, CA  90401                            1996               (1986-present); Chairman of the                  Corporation
Age: 57                                                               Board, Chief Executive Officer and
                                                                      President of Syndicated Capital,
                                                                      Inc. (1987-present); Chairman of
                                                                      the Board and Chief Executive
                                                                      Officer, Anworth Mortgage Asset
                                                                      Corporation (1998-present)



                                                                                                        Number of
                                                        Term of                                       Portfolios in       Other
                                     Position(s)     Office(1) and                                    Fund Complex    Directorships
                                      Held with     Length of Time       Principal Occupation(s)       Overseen by         Held
       Name, Address and Age            Trust           Served             During Past 5 Years           Trustee        by Trustee
       ---------------------            -----           ------             -------------------           -------        ----------
Heather U. Baines                     President    Served as          President and Chief Executive         N/A             N/A
1299 Ocean Avenue                        and       President and      Officer, Pacific Income Advisers,
Suite 210                             Treasurer    Treasurer since    Inc. (1986-present); Executive Vice
Santa Monica, CA 90401                             1996               President, Anworth Mortgage Asset
Age: 61                                                               Corp. (1998-present)



Flaven Butler                         Secretary    Served as          Assistant Vice President,             N/A             N/A
1299 Ocean Avenue                                  Secretary since    Pacific Income Advisers,
Suite 210                                          2001               Inc. (1994-present)
Santa Monica, CA 90401
Age: 30


(1) Each trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2) Mr. McAdams is considered an Interested Trustee of the Trust within the meaning of the 1940 Act. Mr. McAdams is considered an Interested Trustee because of his affiliation with Pacific Income Advisers, Inc. and Syndicated Capital, Inc.


Committee
---------


          The Trust's Board of Trustees has created an audit committee whose members consist of Beatrice P. Felix, Ann Louise Marinaccio and Robert I. Weisberg. The primary functions of the audit committee are to recommend to the Board of Trustees the independent accountants to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' accountants and financial records. The audit committee met once in fiscal 2002.

          The Trust's Board of Trustees has no other committees.


Compensation
------------


          During the fiscal year ended November 30, 2002, the Trust paid its trustees who are not affiliated with any of the investment advisers to any of the PIA Mutual Funds or the Distributor fees aggregating $11,500. The Trust's standard method of compensating the trustees who are not "interested persons" of the Trust, is to pay each such trustee an annual retainer of $2,000 and a fee of $500 for each meeting of the Board of Trustees attended. The Trust also reimburses such trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its trustees and officers.

                                                        Pension or
                                                        Retirement                              Total
                                                         Benefits                           Compensation
                                       Aggregate        Accrued as     Estimated Annual      from Trust
                                     Compensation      Part of Fund      Benefits upon        Paid to
Name of Person, Position              from Trust         Expenses         Retirement          Trustees
------------------------              ----------         --------         ----------          --------
Independent Trustees

Ann Louise Marinaccio                   $4,000              0                  0               $4,000

Robert I. Weisberg                      $3,500              0                  0               $3,500

Beatrice P. Felix                       $4,000              0                  0               $4,000

Interested Trustees

Joseph Lloyd McAdams, Jr.                  0                0                  0                  0

John Michael Murphy*                       0                0                  0                  0

---------------------------
* Effective March 26, 2003, Mr. Murphy resigned as a trustee of the Trust.  Mr. Murphy was an Interested
  Trustee because of his affiliation with Murphy Investment Management, Inc., the former investment adviser to the three portfolios of the Trust that were liquidated.



Code of Ethics
--------------

          The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

Investment Advisory Agreements
------------------------------

          In approving the continuation of the existing investment advisory agreements for the PIA Funds, the Board of Trustees considered a number of factors including, but not limited to, the following:

     o    the performance of the Funds

     o    each Fund's expense ratio

     o    the nature and the quality of the services offered by the Adviser

     o    the reasonableness of the compensation payable to the Adviser


          Based upon its review, the Board of Trustees determined that the Adviser had the capabilities, resources and personnel necessary to continue to manage the PIA Funds effectively. Further the Board of Trustees determined that based on the services the Adviser was required to render under the investment advisory agreements, the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Trustees concluded that it would be in the best interest of the Funds to continue the investment advisory agreements with the Adviser.

          The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Portfolio Transactions and Brokerage." None of the trustees who are

Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Share Ownership
---------------

                  Set forth below are the names and addresses of all holders of shares of the PIA Funds who as of February 28, 2003 beneficially owned more than 5% of a Fund's then outstanding shares.


                                        Short-Term Government Fund


                      Name and Address of
                       Beneficial Owner                              Number of Shares          Percent of Class
                       ----------------                              ----------------          ----------------
Wells Fargo Bank Minnesota, NA
FBO Arizona State University Foundation
P.O. Box 1533
Minneapolis, Minnesota  55480                                              1,435,872                    18.60%

Union Bank of California
FBO So. Cal. Painting Drywall Health & Welfare Trust
P. O. Box 85484
San Diego, California 92186                                                  895,812                    11.61%

BNY Clearing Services LLC
1199 Employer Child Care Fund
111 East Kilbourn Avenue
Milwaukee, Wisconsin 53202                                                   483,458                     6.26%

BNY Clearing Services LLC
UFCW Local 770 Market Share Account
111 East Kilbourn Avenue
Milwaukee, Wisconsin  53202                                                  423,746                     5.49%

UFCW Arizona Health & Welfare Trust
Southwest Service Administrators, Inc.
2400 West Dunlap Avenue, Suite 250
Phoenix, Arizona 85021                                                       527,470                     6.83%

Laborer's International Union of North America
AFL-CIO Local Union 270
509 Emory Street
San Jose, California  95110                                                  543,299                     7.04%



                                             Total Return Bond Fund


                       Name and Address of
                        Beneficial Owner                              Number of Shares         Percent of Class
                        ----------------                              ----------------         ----------------
Wells Fargo Bank
FBO Arizona State University Foundation
P.O. Box 1533
Minneapolis, Minnesota  55480                                                1,127,210                  43.34%

Union Bank of California
FBO So. Cal. Painting Drywall Health & Welfare Trust
P. O. Box 85484
San Diego, California 92186                                                    519,618                  19.98%

Union Bank of California
FBO Laundry & Dry Cleaning
P.O. Box 85484
San Diego, California  92186                                                   243,632                   9.37%

All First Trust
FBO Hagerstown Teamsters
H&W Securities Processing
P. O. Box 1596
Baltimore, Maryland 21203                                                      157,515                   6.06%

                                                  Equity Fund

                       Name and Address of
                        Beneficial Owner                              Number of Shares         Percent of Class
                        ----------------                              ----------------         ----------------
Union Bank of California
FBO Laundry & Dry Cleaning Workers
P.O. Box 85484
San Diego, California  92186                                                    92,402                  36.18%

BNY Clearing Services LLC
Heather U. Baines
111 East Kilbourn Avenue
Milwaukee, Wisconsin 53202                                                      27,887                  10.92%

BNY Clearing Services LLC
Barron Associates
111 East Kilbourn Avenue
Milwaukee, Wisconsin  53202                                                     14,020                   5.49%




          No other person owns of record or is known to the Trust to own beneficially 5% or more of the outstanding securities of any of the PIA Funds. For purposes of the 1940 Act, any person owning more than 25% of a Fund's shares may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders. Based on their ownership percentages, the Arizona State University Foundation "controls" the Total Return Bond Fund, and Laundry & Dry Cleaning Workers "controls" the Equity Fund. None of such persons controls the Trust.


          All trustees and officers of the Trust as a group beneficially owned the following percentage of the outstanding shares of each of the PIA Funds as of February 28, 2003:

               Short-Term Government Fund                Less than 1%

               Total Return Bond Fund                    1.90%

               Equity Fund                               24.56%

          The following table sets forth the dollar range of shares of the PIA Funds and all of the PIA Mutual Funds beneficially owned by each trustee of the Trust as of December 31, 2002:



                                    Dollar Range of
                                     Shares of the      Dollar Range of Shares    Dollar Range of      Dollar Range of
                                      Short-Term         of the Total Return       Shares of the        Shares of All
        Name of Trustee             Government Fund          Bond Fund              Equity Fund            Funds*
        ---------------             ---------------          ---------              -----------            ------

"Disinterested Persons" of the Trust



Beatrice P. Felix                $50,001 - $100,000     $50,001 - $100,000       $10,001 - $50,000   Over $100,000

Ann Louise Marinaccio               $10,001-50,000            $1-$10,000          $10,001-$50,000     $50,001-$100,000

Robert I. Weisberg                       None                    None                   None                None

"Interested Person" of the Trust

Joseph Lloyd McAdams, Jr.          $50,001-$100,000          Over $100,000         Over $100,000        Over $100,000

--------------------------------

*The Funds form a "Family of Investment Companies" as defined in the 1940 Act and are the only funds in the Family of Investment Companies.


The Adviser and the Administrator
---------------------------------

          Pacific Income Advisers, Inc. (the "Adviser") is the investment adviser to the Short-Term Government Fund, the Total Return Bond Fund and the Equity Fund. Joseph Lloyd McAdams, Jr., John Graves and Heather U. Baines own all of the outstanding stock of PIA. Prior to December 31, 1996, Monitrend Investment Management, Inc. was investment adviser to the Short-term Government Fund and the Equity Fund and Robert L. Bender, Inc. was sub-adviser to the Equity Fund.


          Under the investment advisory agreements applicable to the PIA Funds, the Adviser is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable fee rates are as follows:


           Fund                               Fee Rate               Average Daily Net Assets
           ----                               --------               ------------------------
Short-Term Government Fund                    0.20%                  All asset levels

Total Return Bond Fund                        0.30%                  All asset levels

Equity Fund                                   1.00%                  0 to $50 million
                                              0.875%                 $50 million to $75 million
                                              0.75%                  $75 million to $100 million
                                              0.625%                 $100 million to $150 million
                                              0.50%                  $150 million to $250 million
                                              0.375%                 Over $250 million


          Under the investment advisory agreements applicable to the PIA Funds, the Adviser is responsible for reimbursing each Fund to the extent necessary to permit the Fund to maintain the voluntary expense limitations set forth below. Expense reimbursement obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable voluntary expense limitations are as follows:

             Fund                                        Expense Limitation
             ----                                        ------------------

Short-Term Government Fund                                     0.35%*

Total Return Bond Fund                                         0.45%*


Equity Fund                                                    2.50%**

________________
* For the fiscal year ended November 30, 2000, the applicable expense limitation was 0.30% for the Short-Term Government Fund and 0.40% for the Total Return Bond Fund.

** Prior to March 28, 2003, the expense limitation for the Equity Fund was 1.80%.



          As a result of expense limitations, all (except where indicated) investment advisory fees otherwise payable by the Funds were waived and the following reimbursements were made to the Funds:



                                                                                                 Reimbursements
                             Fiscal                                                               in Addition
    Fund                    Year End        Total Fees        Fees Waived     Fees Retained      to Fee Waivers
    ----                    --------        ----------        -----------     -------------      --------------
    Short-Term                2002           $136,229           $136,229               $0            $17,335
    Government                2001           $127,996           $ 83,502          $44,494                 $0
    Fund                      2000           $ 91,007           $ 80,734          $10,273                 $0

    Total Return              2002           $187,356           $155,925          $31,431                 $0
    Fund Fund                 2001           $150,709           $ 60,240          $90,469                 $0
                              2000           $ 91,592           $ 64,729          $26,863                 $0

    Equity Fund               2002          $  54,337            $54,337               $0            $33,061
                              2001          $  55,098            $55,098               $0          $   3,360
                              2000          $  31,442            $31,422               $0            $29,036

          Each Fund's investment advisory agreement provides that the Adviser shall not be liable to the Fund in question for any error of judgment by the Adviser or for any loss sustained by that Fund except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Since July 1, 2002, UMB Fund Services, Inc., a Wisconsin corporation (the "Administrator"), has served as administrator and fund accountant to the Fund, subject to the overall supervision of the Trust's Board of Trustees. Pursuant to an Administration and Fund Accounting Agreement, the Administrator provides certain administrative and fund accounting services to each of the Funds. The Administrator's services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of each of the Funds' books and records, maintaining all general ledger accounts and related subledgers; overseeing the Funds' fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the Securities and Exchange Commission; preparing financial statements for the Funds' annual and semi-annual reports to the Securities and Exchange Commission; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Funds' income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Funds' compliance with their policies and limitations relating to portfolio investments as set forth in the Prospectus and Statement of Additional Information for the Funds and the status of each of the Funds as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; assisting in developing an agenda for each board meeting and, if requested by the trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gains distributions; calculating daily net asset values for each of the Funds based on valuations provided by pricing services of the Adviser; and generally assisting in the Trust's administrative operations as mutually agreed by the Trust and the Administrator.

          For its services as administrator and fund accountant, the Trust pays the Administrator a fee, computed daily and paid monthly, plus out-of-pocket expenses, certain pricing fees and special project fees at the rates set forth in the following table, subject to a minimum annual fee of approximately $59,500 per Fund.


                Average Net Assets             Basis Points
                ------------------             ------------
            Up to $50 Million               13.0 basis points (0.13%)
            $50 Million to $100 Million     5.5 basis points (0.055%)
            $100 Million to $250 Million    5.0 basis points (0.05%)
            $250 Million to $500 Million    3.0 basis points (0.03%)
            Over $500 Million               2.0 basis points (0.02%)

          During the fiscal year ended November 30, 2002, the Administrator received the following fees from the PIA Funds for administration and fund accounting services:

         Fund                                  2002
         ----                                  ----
     Short-Term Government Fund               $32,066
     Total Return Bond Fund                   $30,378
     Equity Fund                              $24,938

          Prior to July 1, 2002, Orbitex Fund Services, Inc., formerly known as "American Data Services, Inc." ("Orbitex"), served as administrator and fund accountant to each Fund. For its services as administrator and fund accountant, Orbitex was paid a fee, computed daily and paid monthly, by each Fund at the rate of 0.10% per year of the average daily net assets of that Fund, subject to a minimum monthly fee of approximately $1,072 per Fund.

          During the fiscal years ended November 30, 2002, November 30, 2001 and November 30, 2000, Orbitex received the following fees from the PIA Funds for administration and fund accounting services:

Fund                                 2000          2001          2002
----                                 ----          ----          ----
Short-Term Government Fund          $41,448       $57,328       $39,535

Total Return Bond Fund              $32,114       $52,134       $41,779

Equity Fund                         $16,805       $15,881       $10,840

Portfolio Transactions and Brokerage
------------------------------------

          Under each Fund's investment advisory agreement, the Adviser is responsible for decisions to buy and sell securities for the Fund in question, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Trust's Board of Trustees, as are all of the activities of the Adviser under the investment advisory agreements.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. Each agreement also contains the provisions summarized below. The Trust understands that a substantial amount of the portfolio transactions of the PIA Funds may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Funds. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for a Fund at prices which include underwriting fees.

          In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement in question or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Funds, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

          The investment advisory agreements permit the Adviser to direct brokerage to Syndicated Capital, Inc., the Distributor of each of the Funds, but only if it reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the Funds in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges. The Distributor is wholly-owned by Joseph Lloyd McAdams, Jr.


          The Short-Term Government Fund did not pay any brokerage commissions during the three fiscal years ended November 30, 2002. During the fiscal years ended November 30, 2000, 2001 and 2002, the Total Return Bond Fund and the Equity Fund paid brokerage commissions as follows:

                             Total Return Bond Fund
                             ----------------------
                                                                         2000           2001            2002
                                                                         ----           ----            ----
   Commissions Paid to Distributor                                        $0             $0              $0

   Total Commissions Paid                                                $330            $0              $0

   % Paid to Distributor                                                 N/A             N/A             N/A

   Total Dollar Amount of Transactions on which Commissions               $0             $0              $0
   Were Paid to Distributor

   Total Dollar Amount of Transactions on Which Commissions            $120,628          $0              $0
   Were Paid

   % of Transactions Involving Commission Payments to                    N/A             N/A             N/A
   Distributor



                                   Equity Fund
                                   -----------
                                                                       2000             2001            2002
                                                                       ----             ----            ----
   Commissions Paid to Distributor                                      $18              $0              $0

   Total Commissions Paid                                             $23,773         $31,624          $6,043

   % Paid to Distributor                                                0%              N/A              N/A

   Total Dollar Amount of Transactions on which Commissions           $11,907            $0              $0
   Were Paid to Distributor

   Total Dollar Amount of Transactions on Which Commissions         $9,374,338      $12,230,197      $13,877,223
   Were Paid

   % of Transactions Involving Commission Payments to                   0%              N/A              N/A
   Distributor


All of the brokers to whom commissions were paid (other than the Distributor) provided research services to the Adviser. The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional ideas and information assisting the Funds in the valuation of their investments.

Distribution Plan
-----------------

          The Trust's Distribution Plan and Agreement ("Plan") is the written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.


          The Plan contains the following definitions. "Qualified Recipient" shall mean any broker-dealer or other "person" (as that term is defined in the 1940 Act) which (i) has rendered distribution assistance (whether direct, administrative or both) in the distribution of the Trust's shares, (ii) furnishes the Distributor (on behalf of the Trust) with such information as the Distributor shall reasonably request to answer such questions as may arise and
(iii) has been selected by the Distributor to receive payments under the Plan. "Qualified Holdings" means all shares of the Trust beneficially owned by (i) a Qualified Recipient, (ii) the customers (brokerage or other) of a Qualified Recipient, (iii) the clients (investment advisory or other) of a Qualified Recipient, (iv) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship, and (v) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified Recipient shall have been instrumental in the purchase of such shares by, or shall have provided administrative assistance to, such customers, clients, accounts or members in relation thereto. The Distributor is authorized to make final and binding decisions as to all matters relating to Qualified Holdings and Qualified Recipients, including but not limited to (i) the identity of Qualified Recipients; (ii) whether or not any Trust shares are to be considered as Qualified Holdings of any particular Qualified Recipient; and (iii) what Trust shares, if any, are to be attributed to a particular Qualified Recipient, to a different Qualified Recipient or to no Qualified Recipient. "Qualified Trustees" means the trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. While the Plan is in effect, the selection and nomination of Qualified Trustees is committed to the discretion of such Qualified Trustees. Nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees. "Permitted Payments" means payments by the Distributor to Qualified Recipients as permitted by the Plan.

          The Plan authorizes the Distributor to make Permitted Payments to any Qualified Recipient on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing Trust shares or providing administrative assistance to the Trust or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or
(b) at a rate specified by the Distributor with respect to the Qualified Recipient in question based on the average value of the Qualified Holdings of such Qualified Recipient. The Distributor may make Permitted Payments in any amount to any Qualified Recipient, provided that (i) the total amount of all Permitted Payments made during a fiscal year to all Qualified Recipients (whether made under (a) and/or (b) above) do not exceed, in that fiscal year of the Trust, 0.10% of the daily net assets of the Short-Term Government Fund (0.05% of daily net assets prior to March 28, 2003), 0.10% of the daily net assets of the Total Return Bond Fund (0.25% of daily net assets prior to March 28, 2003) and 0.50% of the daily net assets of the Equity Fund (0.25% of daily net assets prior to March 28, 2003); and (ii) a majority of the Qualified Trustees may at any time decrease or limit the aggregate amount of all Permitted Payments or decrease or limit the amount payable to any Qualified Recipient. The Trust will reimburse the Distributor from the assets of the Trust for such Permitted Payments within such limit, but either the Distributor or the Adviser shall bear any Permitted Payments beyond such limits.


          The Plan also authorizes the Distributor to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it. Any such advertising and sales material may include references to other open-end investment companies or other investments and any salesmen so paid are not required to devote their time solely to the sale of Trust shares. Any such expenses ("Permitted Expenses") made during a fiscal year of the Trust shall be reimbursed or paid by the Trust from the assets of the Trust, except that the combined amount of reimbursements or payments of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Trust shall not, in the aggregate, in any fiscal year of the Trust exceed 0.10% of the daily net assets of the Short-Term Government Fund and the Total Return Bond Fund, and 0.50% of the daily net assets of the Equity Fund. Either the Distributor or the Adviser shall bear any such expenses beyond such limit. No such reimbursements may be made for Permitted Expenses or Permitted Payments for fiscal years prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

          The Plan states that if and to the extent that any of the payments by the Trust from the assets of the Trust listed below are considered to be "primarily intended to result in the sale of shares" issued by the Trust within the meaning of the Rule, such payments by the Trust are authorized without limit under the Plan and shall not be included in the limitations contained in the
Plan: (i) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders; (iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or "Blue-Sky" law of any jurisdiction; (vi) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of shareholders.


          The Plan also states that it is recognized that the costs of distribution of the shares of the PIA Funds are expected to exceed the sum of Permitted Payments, Permitted Expenses and the portion of sales charges on shares of the Equity Fund retained by the Distributor ("Excess Distribution Costs") and that the profits, if any, of the Adviser are dependent primarily on the advisory fees paid by the Funds. If and to the extent that any investment advisory fees paid by a Fund might, in view of any Excess Distribution Costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which a Fund is a party, the Board of Trustees, including trustees who are not "interested persons," as defined in the 1940 Act, shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and 36(b) of the 1940 Act.


          The Plan requires that while it is in effect, the Distributor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review, the following: (i) the amounts of all Permitted Payments, the identity of the recipients of each such Payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.

          The aggregate Permitted Payments and Permitted Expenses paid or accrued by the Short-Term Government Fund, the Total Return Bond Fund and the Equity Fund during the fiscal year ended November 30, 2002 were as set forth below:

                                                                                 Reimbursement of Expenses Incurred
                                           Payments to Qualified Recipients                by Distributor
                                                 (Permitted Payments)                   (Permitted Expenses)
                                                 --------------------                   --------------------
Short-Term Government Fund                              $31,599                                $2,859
Total Return Bond Fund                                    $0                                     $0
Equity Fund                                             $13,086                                 $634


          The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Fund at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be and have been approved in the manner set forth under
(i) above.

                                 NET ASSET VALUE

          The net asset value of each of the Funds will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

          Each Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding. The Equity Fund's offering price is equal to the sum obtained by adding the applicable sales charge or load to the net asset value. The excess of the offering price over the net amount invested is paid to the Distributor, the Equity Fund's principal underwriter.

          In determining the net asset value of a Fund's shares, common stocks that are listed on national securities exchanges or the NASDAQ Stock Market are valued at the last sale price as of the close of trading, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities held by a Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges and Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.

          When a Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is "marked-to-market" to reflect the current market value of the call or put. If a call a Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put a Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call a Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put a Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by a Fund expires, it has a gain in the amount of the premium; if that Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

          The Funds price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Funds do not have either of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

          Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Funds use the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. It is currently the policy of the Funds that events affecting the valuation of Fund securities occurring between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

          Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and a Fund's net asset value is not calculated. When determining net asset value, the Funds value foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded.

Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Funds that events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

          Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                              SHAREHOLDER SERVICES

          Selected Dealer Reallowances. The Distributor will reallow to Selected
Dealers a portion of the front-end sales load paid with respect to sales of shares of the Equity Fund in accordance with the following schedule:

Amount of Purchase                          Sales Load as a Percentage of                  Reallowance to
------------------                                  Offering Price                        Selected Dealers
                                                    --------------                        ----------------
Less than $100,000                                       4.50%                                  4.00%
$100,000 to $249,999                                     3.00%                                  2.75%
$250,000 to $499,999                                     2.50%                                  2.25%
$500,000 to $999,999                                     2.00%                                  1.75%
$1,000,000 or more                                        0%                                     0%


          Right of Accumulation. A reduced sales charge applies to any purchase of shares of the Equity Fund that is purchased with a sales charge where an investor's then current aggregate investment in the Equity Fund and the OCM Gold Fund, a PIA Mutual Fund described in a separate statement of additional information, is $100,000 or more. "Aggregate investment" means the total of (i) the dollar amount of the then current purchase of shares of a Fund; and (ii) the value (based on current net asset value) of previously purchased and beneficially owned shares of the Equity Fund and of the OCM Gold Fund on which a sales charge had been paid.

          Statement of Intent. Reduced sales charges are available to purchasers who enter into a written Statement of Intent providing for the purchase, within a thirteen-month period, of shares of the Equity Fund or the OCM Gold Fund. All shares of either of these Funds previously purchased and still owned are also included in determining the applicable reduction.


          A Statement of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments in the Funds over a thirteen-month period. The investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Statement of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Statement of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Statement of Intent goal.

          The Statement of Intent does not obligate the investor to purchase, nor the Funds to sell, the indicated amount. In the event the Statement of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commission, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Equity Fund pursuant to a Statement of Intent should carefully read such Statement of Intent.

          Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available for shareholders having shares of a Fund with a minimum value of $10,000, based upon the net asset value with respect to the Short-Term Government Fund and the Total Return Bond Fund and the offering price with respect to the Equity Fund. The Systematic Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended).

          Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

          Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

          Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may purchase additional shares when participating in the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares of the Equity Fund are inadvisable because of the sales charges applicable to the purchase of additional shares.

          Pre-authorized Check Investment. A shareholder who wishes to make additional investments in a Fund on a regular basis may do so by authorizing the Distributor to deduct a fixed amount each month from the shareholder's checking account at his or her bank. This amount will automatically be invested in that Fund on the same day that the preauthorized check is issued. The shareholder will receive a confirmation from the Fund, and the checking account statement will show the amount charged. The form necessary to begin this service is available from the Distributor.

          Tax Sheltered Retirement Plans. Through the Distributor, retirement plans are either available or expected to be available for use by the self-employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and "tax-sheltered accounts" under Section 403(b)(7) of the Code. Adoption of such plans should be on advice of legal counsel or tax advisers.

          For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

          Investments at Net Asset Value. The Trust permits investors to purchase shares of the Equity Fund at net asset value, using the proceeds from certain redemptions of shares of other mutual funds. The reason for permitting such sales at net asset value is that the Distributor believes that these investors have already become informed about the advantages of investing in mutual funds and accordingly the sales effort is significantly less. The Distribution Plan is expected to provide adequate compensation to dealers for assisting these investors in purchasing shares of the Equity Fund.


          The Equity Fund may sell shares at net asset value to officers and trustees of the Trust and certain other affiliated persons and members of their families as well as customers of the Adviser, Murphy Investment Management, Inc., Orrell Capital Management, Inc. and the Distributor, and to certain publishers of investment advisory newsletters and their subscribers and certain investment advisers on behalf of their discretionary accounts. The reason for permitting such investments without a sales charge is that the Distributor incurs no material sales expense in connection therewith.

          Former shareholders of the Equity Fund and the OCM Gold Fund may also purchase shares of the Equity Fund at net asset value up to an amount not exceeding their prior investment in both of such Funds. When making a purchase at net asset value pursuant to this provision, the former shareholder should forward to the Trust's transfer agent a copy of an account statement showing the prior investment in these Funds.


                                      TAXES

General
-------

          The Funds intend to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Funds.

          If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.

          Dividends from a Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income, while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund. Since all or substantially all of the income of the Short-Term Government Fund and the Total Return Bond Fund is derived from interest payments to it, none of the dividends of these Funds will qualify for the deduction.

          Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.


          At November 30, 2002, the Equity Fund had capital loss carryforwards of $447,909, which expire in 2010.


          Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. A shareholder's basis in shares of the Equity Fund which are exchanged within 90 days of purchase pursuant to the exchange privilege or reinvestment option will not include the sales charge with respect thereto and such sales charge will be added to the basis of the shares purchased pursuant to the exchange privilege or reinvestment option.

Rule 17a-7 Transactions
-----------------------

          The Funds have adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which each of the Funds may effect a purchase and sale transaction with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities which are permitted investments for the Funds. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Funds acquire unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments
-------------------------------

          If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If a Fund enters into a closing transaction with respect to the option, any gain or loss realized by a Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

          With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by a Fund for the option will be added to the basis of the security or futures contract so acquired.

          Gains and losses resulting from the expiration, exercise or closing of futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss") for determining the character of distributions. In addition, futures contracts held by a Fund on the last day of a fiscal year will be treated as sold for market value ("marked to market") on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the futures contract will be increased or decreased to take into consideration the prior marked to market gains and losses.

          The Equity Fund may purchase or write options on stock indexes. Options on "broadbased" stock indexes are generally classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options and on futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss") for determining the character of distributions. In addition, nonequity options and futures contracts held by the Equity Fund on the last day of a fiscal year will be treated as sold for market value ("marked to market") on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the option or futures contract will be increased or decreased to take into consideration the prior marked to market gains and losses.

          The trading strategies of the Equity Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the short-term or long-term holding period of such instruments for distributions characterization.

          Each Fund may acquire put options. Under the Code, put options on securities are taxed similar to short sales. If a Fund owns the underlying security or acquires the underlying security before closing the option position, the option positions may be subject to certain modified short sale rules. If a Fund exercises or allows a put option to expire, the Fund will be considered to have closed a short sale. A Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the security used to exercise that put option. If a Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Foreign Taxes
-------------

          The Total Return Bond Fund and the Equity Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on a Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Total Return Bond Fund's total assets at the close of any taxable year consist of securities of foreign corporations, the Total Return Bond Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Total Return Bond Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

          If the pass through election described above is made, the source of the Total Return Bond Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Total Return Bond Fund.

          The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Total Return Bond Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income, and distributions by the Fund will be treated as U.S. source income.

          Each shareholder will be notified within 60 days after the close of the Total Return Bond Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder's portion of the foreign taxes paid; and (ii) the portion of the Fund's dividends and distributions that represent income derived from foreign sources.

Back-up Withholding
-------------------

          Federal law requires the Funds to withhold 30% of a shareholder's reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

                               GENERAL INFORMATION


          The Trust's Declaration of Trust permits its trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders of a Fund would share pro rata in its net assets available for distribution to shareholders. The holders of shares have no preemptive or conversion rights. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other only as to dividends or (as is the case with all of the PIA Mutual Funds) each of which has separate assets and liabilities.

          Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each Fund, unless it is clear that the interests of each Fund in the matter are identical or the matter does not affect a Fund. However, the rule exempts the ratification of the selection of accountants and the election of trustees from the separate voting requirements.


          Income, direct liabilities and direct operating expenses of each Fund will be allocated directly to each Fund, and general liabilities and expenses of the Trust will be allocated among the Funds in proportion to the total net assets of each Fund, on a pro rata basis among the Funds or as otherwise determined by the Board of Trustees.


          The By-Laws provide that the Trust's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a trustee. The trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of the Trust's shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a trustee. The trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each Fund, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Trust will continue indefinitely.

          Shares of the Trust when issued are fully paid and non-assessable. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.

          The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          The Funds' custodian, U.S. Bank, N.A., Cincinnati, Ohio, is responsible for holding the Funds' assets. UMB Fund Services, Inc., the Trust's Administrator, maintains the Funds' accounting records and calculates daily the net asset value of the Funds' shares.

          The Distributor distributes the shares on a "best efforts" basis (the PIA Funds' shares are offered on a continuous basis). During the PIA Funds' most recent fiscal year, the Distributor received the following net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other similar compensation from the Funds:



                          Net Underwriting       Compensation on
                          Discounts and          Redemptions and          Brokerage             Other
Fund                      Commissions            Repurchases              Commissions           Compensation
----                      -----------            -----------             ---------------     -----------------
Short-Term Government           $0                      $0                     $0                  $22,630*
Fund

Total Return Bond Fund          $0                      $0                     $0                     $0

Equity Fund                     $0                      $0                     $0                  $4,953**

______________
*  12b-1 fees.
** 12b-1 fees and sales charges.

          The Trust's independent accountants, PricewaterhouseCoopers LLP, examine each Fund's annual financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.


                                  SALES CHARGES


          During the three fiscal years ended November 30, 2002, the aggregate dollar amount of sales charges on the sales of shares of the Equity Fund and the amount retained by the Distributor were as follows:

                          Years Ended November 30
-----------------------------------------------------------------------------
      2000                     2001                    2002
-----------------------------------------------------------------------------

Sales      Amount        Sales     Amount         Sales     Amount
Charge    Retained      Charge    Retained       Charge    Retained
------    --------      ------    --------       ------    --------
$2,517      $118        $5,388      $604         $1,993      $189


                         CALCULATION OF PERFORMANCE DATA

          From time to time each of the Funds may quote its average annual total return ("standardized return") in advertisements or promotional materials. Additionally the performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available, and the performance of the

Funds may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in that Fund of $1,000 at the end of one, five and ten year periods, and, with respect to the Equity Fund, reduced by the maximum applicable sales charge. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the period of existence of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions, but does not take into account any federal or state income taxes that may be payable upon redemption. The formulas the Funds use in calculating standardized return are described below.

          The Short-Term Government Fund and the Total Return Bond Fund also may refer in advertising and promotional materials to their yield. The yield of each of these Funds shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of the Fund's shares. Each of these Funds calculates yield by determining the dividend and interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yields of these Funds may not equal the dividend income actually paid to investors or the income reported in the financial statements of these Funds. The formula these Funds use in calculating yield is also set forth below.

          In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rates of return, actual year by year rates or any combination thereof.

          All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in a Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

          The standardized returns of each of the Funds are set forth below:

Short-Term Government Fund


Average annual total return (before taxes):
 for the one-year period ended November 30, 2002:                         2.87%
 for the five-year period ended November 30, 2002:                        5.56%
 for the period April 22, 1994 - November 30, 2002:                       6.03%

Total Return Bond Fund


Average annual total return (before taxes):
 for the one-year period ended November 30, 2002:                         4.17%
 for the period September 1, 1998 - November 30, 2002:                    5.90%


Equity Fund


Average annual total return (before taxes):
 for the one-year period ended November 30, 2002:                       -18.72%
 for the five-year period ended November 30, 2002:                        0.97%
 for the ten-year period ended November 30, 2002:                         5.24%


          Average annual total return (before taxes) is calculated according to the following formula:

                  P(1+T)n=ERV

where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown. The maximum sales load (none for the Short-Term Government Fund and the Total Return Bond Fund and 4.50% for the Equity Fund) was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.

Short-Term Government Fund


Average annual total return (after taxes on distributions):
 for the one-year period ended November 30, 2002:                         1.49%
 for the five-year period ended November 30, 2002:                        3.39%
 for the period April 22, 1994 - November 30, 2002:                       3.77%


Total Return Bond Fund


Average annual total return (after taxes on distributions):
 for the one-year period ended November 30, 2002:                         2.10%
 for the period September 1, 1998 - November 30, 2002:                    3.54%


Equity Fund


Average annual total return (after taxes on distributions):
 for the one-year period ended November 30, 2002:                       -18.82%
 for the five-year period ended November 30, 2002:                       -1.11%
 for the ten-year period ended November 30, 2002:                         4.05%

          Average annual total return (after taxes on distributions) is calculated according to the following formula:

                  P(1+T)n=ATVD

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions); n= number of years; and ATVD=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions but not after taxes on redemptions. The maximum sales load (none for the Short-Term Government Fund and the Total Return Bond Fund and 4.50% for the Equity Fund) was deducted from the initial $1,000 investment and all dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities.

Short-Term Government Fund


Average annual total return (after taxes on distributions and redemptions):
 for the one-year period ended November 30, 2002:                                      1.75%
 for the five-year period ended November 30, 2002:                                     3.37%
 for the period April 22, 1994 - November 30, 2002:                                    3.71%


Total Return Bond Fund


Average annual total return (after taxes on distributions and redemptions):
 for the one-year period ended November 30, 2002:                                      2.55%
 for the period September 1, 1998 - November 30, 2002:                                 3.54%


Equity Fund


Average annual total return (after taxes on distributions and redemptions):
 for the one-year period ended November 30, 2002:                                    -11.40%
 for the five-year period ended November 30, 2002:                                    -0.03%
 for the ten-year period ended November 30, 2002:                                      3.87%


          Average annual total return (after taxes on distributions and redemptions) is calculated according to the following formula:

                  P(1+T)n= ATVDR

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions and redemption); n= number of years; and ATVDR=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions and redemptions. The maximum sales load

(none for the Short-Term Government Fund and the Total Return Bond Fund and 4.50% for the Equity Fund) was deducted from the initial $1,000 investment and all dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value is determined by subtracting capital gains taxes resulting from the investment and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gain of the appropriate character in effect on the redemption date in accordance with the federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.


          The Short-Term Government Fund's yield for the one month period ended November 30, 2002 was 2.08% and the Total Return Bond Fund's yield for the one month period ended November 30, 2002 was 5.39%. Yields will fluctuate as market conditions change. The yield of each of the Funds is calculated according to the following formula:

                                      a-b     6
                         YIELD = 2 [(----- +1) - 1]
                                       cd

   Where:      a =     dividends and interest earned during the period.

               b =     expenses accrued for the period (net of reimbursements).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = the net asset value per share on the last day of the period.


          All of the foregoing information (total return and yield) reflect expense reimbursements made to the Funds.

                        DESCRIPTION OF SECURITIES RATINGS

          Each Fund may invest in securities rated by Standard & Poor's Corporation (Standard & Poor's), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or IBAC. A brief description of the rating symbols and their meanings follows:

          Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

          Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  STANDARD & POOR'S RATINGS FOR CORPORATE BONDS

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB,B,     Debt rated "BB," "B,", "CCC," "CC" and "C" is regarded as having
CCC.      predominantly speculative CCC. characteristics with respect to
CC,C capacity to pay interest and repay principal. "BB" indicates the CC, C least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" or "BBB-" rating.

B         o    Debt rated "B" has a greater vulnerability to default but
               currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating.

C The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CC" or "CC-" debt rating. The "C" rating may be used to cover a situation where bankruptcy petition has been filed, but debt service payments are continued.

               STANDARD & POOR'S CHARACTERISTICS OF SOVEREIGN DEBT
                              OF FOREIGN COUNTRIES

AAA Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

          Prosperous and resilient economies, high per capital incomes.

          Low fiscal deficits and government debt, low inflation

          Low external debt.

AA Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

          Tightly integrated into global trade and financial system.

          Differ from AAAs only to a small degree because:

               o Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)

               o More variable fiscal deficits, government debt and inflation.

               o    Moderate to high external debt.

A Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change.

          Established trend of integration into global trade and financial system.

          Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

          Usually rapid growth in output and per capita incomes.

          Manageable through variable fiscal deficits, government debt and inflation.

          Usually low but variable debt.

BBB Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.

          Integration into global trade and financial system growing but untested.

          Economies less prosperous and often more vulnerable to adverse external influences.

          Variable to high fiscal deficits, government debt and inflation.

          High and variable external debt.

BB Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.

          Integration into global trade and financial system growing but untested.

          Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences.

          Variable to high fiscal deficits, government debt and inflation.

          Very high and variable debt, often graduates of Brady Plan but track record not well established.

                            MOODY'S RATINGS FOR BONDS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time many be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          DUFF & PHELPS RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN,
                    SUBNATIONAL AND SOVEREIGN RELATED ISSUERS

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB        Below investment grade but deemed likely to meet obligations when due.
          Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

              SOVEREIGN, SUBNATIONAL AND SOVEREIGN RELATED ISSUERS

AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially

AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A         Obligations for which there is a low expectation of investment risk.
          Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

                          _____________________________

          In the case of sovereign, subnational and sovereign related issuers, the Funds use the rating service's foreign currency or domestic (local) currency rating depending upon how a security in a Fund's portfolio is denominated. In the case where a Fund holds a security denominated in a domestic (local) currency and the rating service does not provide a domestic (local) currency rating for the issuer, a Fund will use the foreign currency rating for the issuer; in the case where a Fund holds a security denominated in a foreign currency and the rating service does not provide a foreign currency rating for the issuer, a Fund will treat the security as being unrated.

                                 PIA MUTUAL FUND

            Statement of Additional Information dated March 28, 2003


                              For the OCM Gold Fund


          This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated March 28, 2003 of PIA Mutual Fund (the "Trust") relating to the OCM Gold Fund (the "Fund"). Copies of the Prospectus may be obtained from the Trust's Distributor, Syndicated Capital, Inc. (the "Distributor"), 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.

          The following financial statements are incorporated by reference to the Annual Report, dated November 30, 2002, of PIA Mutual Fund (File No. 811-04010) as filed with the Securities and Exchange Commission on February 4, 2003.


          Schedule of Investments
          Statements of Assets and Liabilities
          Statements of Operations
          Statements of Changes in Net Assets
          Notes to Financial Statements
          Financial Highlights
          Report of Independent Accountants


          Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 628-9403.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


FUND HISTORY AND CLASSIFICATION................................................3
   Investment Restrictions.....................................................3
   Illiquid Securities.........................................................5
   Lending Portfolio Securities................................................5
   Hedging Instruments.........................................................6
   Options on Securities.......................................................6
   Special Risks of Hedging Strategies.........................................8
   Limitations on Options......................................................8
   Temporary Investments.......................................................8
   Depository Receipts.........................................................9
   Foreign Securities..........................................................9
   Portfolio Turnover.........................................................12

MANAGEMENT....................................................................12
   Management Information.....................................................12
   Committee..................................................................14
   Compensation...............................................................14
   Code of Ethics.............................................................15
   Investment Advisory Agreement..............................................15
   Share Ownership............................................................16
   The Adviser and the Administrator..........................................17
   Portfolio Transactions and Brokerage.......................................19
   Distribution Plan..........................................................21

NET ASSET VALUE...............................................................24

SHAREHOLDER SERVICES..........................................................26

TAXES.........................................................................29
   General  ..................................................................29
   Rule 17a-7 Transactions....................................................30
   Taxation of Hedging Instruments............................................30
   Foreign Taxes..............................................................31
   Back-up Withholding........................................................31

GENERAL INFORMATION...........................................................32

SALES CHARGES.................................................................34

CALCULATION OF PERFORMANCE DATA...............................................34

DESCRIPTION OF SECURITIES RATINGS.............................................36

          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated March 28, 2003, and, if given or made, such information or representations may not be relied upon as having been authorized by PIA Mutual Fund.

          This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION


          The Trust, PIA Mutual Fund, is an open-end management investment company consisting of four separate portfolios: the PIA Short-Term Government Securities Fund, the PIA Equity Fund, the PIA Total Return Bond Fund and the OCM Gold Fund (collectively the "Funds" and where applicable each a "Fund"). This Statement of Additional Information provides information on the OCM Gold Fund. The Fund is non-diversified. PIA Mutual Fund was organized as a Massachusetts business trust on January 6, 1984. Between December 27, 1996 and March 27, 2003, the Trust was known as "Monterey Mutual Fund." Prior to December 27, 1996 the Trust was known as "Monitrend Mutual Fund." The Fund was called the "Monitrend Gold Fund" prior to December 13, 1996.


Investment Restrictions
-----------------------

          The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the shares of the Fund. Under the 1940 Act, approval of the holders of a "majority" of the Fund's outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or
(ii) more than 50% of its outstanding shares.

          The Fund may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 50% of the total assets of the Fund may be invested without regard to this restriction.

          The Fund may not:

          1. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

          2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.


          3. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or officer or director of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


          4. Make investments for the purpose of exercising control or management.

          5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

          6. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

          7. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

          8. Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

          9. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options).

          10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

          11. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.)

          12. Buy or sell commodities or commodity contracts except futures and related options or real estate or interests in real estate (including limited partnership interests). For purposes of this restriction, Mortgage-Backed Securities are not considered real estate or interests in real estate.

          13. Participate on a joint or joint and several basis in any trading account in securities.

          14. Purchase any security restricted as to disposition under federal securities laws except that subject to Securities and Exchange Commission ("SEC") limitations on investments in illiquid securities, the Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

          15. Make loans, except through repurchase agreements and the loaning of portfolio securities.

          In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Fund to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. If the Board of Trustees determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

Illiquid Securities
-------------------

          It is the position of the SEC (and an operating although not a fundamental policy of the Fund) that open-end investment companies such as the Fund should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The Fund does not expect to own any investments for which market quotations are not available. However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to the Fund's investment adviser, Orrell Capital Management, Inc. (the "Adviser") the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending Portfolio Securities
----------------------------

          The Fund may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the "Guidelines") and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present

Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral.

          The Fund receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees but only to persons not affiliated with the Trust. The Fund will not have the right to vote securities on loan, but the terms of the loan will permit the Fund to terminate the loan and thus reacquire the loaned securities on three days notice.

          The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments
-------------------

          The Fund may engage in hedging. Hedging may be used in an attempt to
(i) protect against declines or possible declines in the market values of securities held in the Fund's portfolio ("short hedging") or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities ("long hedging"). The Fund may engage in short hedging in an attempt to protect the Fund's value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when the Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the Fund may use are discussed below.

Options on Securities
---------------------

          An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or "writer," of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

          One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

          Call Options on Securities. When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

          To terminate its obligation on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be "covered." For a call to be "covered" (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

          When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

          Put Options on Securities. When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put. The Fund may not write put options.

Special Risks of Hedging Strategies
-----------------------------------

          Participation in the options markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. Risks inherent in the use of options include: (1) dependence on the Adviser's ability to predict correctly movements in the direction of securities prices; (2) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options
----------------------

          Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates.

Temporary Investments
---------------------

          The Fund may invest in cash and money market securities. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

          The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization (NRSRO).

          The Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time the Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the "Resold Securities". The Adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans "collateralized" by the Resold

Securities, such agreements being defined as "loans" in the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian or another bank either directly or through a securities depository.

Depository Receipts
-------------------

          The Fund may invest in American Depository Receipts ("ADRs"). ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. The Fund may invest in sponsored and unsponsored ADRs.

          In addition to ADRs, the Fund may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

Foreign Securities
------------------

          The Fund may invest in securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

          An investment may be affected by changes in currency rates and in exchange control regulations, and the Fund may incur transaction costs in exchanging currencies. For example, at times when the assets of the Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of U.S. dollars is decreasing against such currencies. Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

          Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Foreign stock markets have substantially less volume than the New York Stock Exchange, and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of exchanges, broker-dealers and issuers than in the United States. Brokerage commissions in foreign countries are generally fixed, and other transactions costs related to securities exchanges are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

          Most foreign securities owned by the Fund are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

          The Fund may invest in securities of companies in countries with emerging economies or securities markets ("Emerging Markets"). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

          To manage the currency risk accompanying investments in foreign securities and to facilities the purchase and sale of foreign securities, the Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

          A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

          When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security ("transaction hedging"). By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

          When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency ("position hedging"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporates the prospect into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

          At the maturity of a forward contract, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

          If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund's securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, the Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

          Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Portfolio Turnover
------------------

          See "Financial Highlights" in the Prospectus for information on the past portfolio turnover rates of the Fund. As indicated in the Prospectus the portfolio turnover of the Fund may vary significantly from year to year.

                                   MANAGEMENT

Management Information
----------------------


          As a Massachusetts business trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Funds form a "Fund Complex" as defined in the 1940 Act and are the only funds in the Fund Complex. Each trustee oversees all four of the Funds in the Trust. The name, age, address, principal occupations during the past five years, and other information with respect to each of the trustees and officers of the Trust is set forth below.

                                                                                                Number of
                                                       Term of                                Portfolios in
                                                       Office(1)                                  Fund
                                    Positions(s)      and Length       Principle                 Complex              Other
                                     Held with         of Time    Occupation(s) During         Overseen by        Directorships
      Name, Address and Age            Trust           Served         Past 5 Years               Trustee         Held by Trustee
      ---------------------            -----           ------         ------------               -------         ---------------

Independent Trustees



Beatrice P. Felix                     Trustee        Served as    Sales Agent, Roland Land          4                None
1011 4th Street, #218                                 Trustee     Realty (1994 - present)
Santa Monica, CA  90403                             since 1996
Age: 44

Ann Louise Marinaccio                 Trustee        Served as    Sales Associate, Saks             4                None
1 Norwood Road                                        Trustee     Fifth Avenue (1986 -
Springfield, NJ  07081                              since 1996    present)
Age: 63

Robert I. Weisberg                    Trustee        Served as    Managing Partner and              4            Environmental
41 West Shore Road                                    Trustee     President of Alco                            Power Corporation
Belvedere, CA  94920                                since 1996    Financial Services, LLC.                            and
Age: 56                                                           (1997 - present)                             Ventures-National
                                                                                                                 Incorporated

Interested Trustee and Officers

Joseph Lloyd McAdams, Jr.(2)          Trustee,       Served as    Chairman of the Board and         4          Anworth Mortgage
1299 Ocean Avenue                     Chairman      Trustee and   Chief Investment Officer                     Asset Corporation
Suite 210                                            Chairman     of Pacific Income
Santa Monica, CA  90401                             since 1996    Advisers, Inc. (1986 -
Age: 57                                                           present); Chairman of the
                                                                  Board, Chief Executive
                                                                  Officer and President of
                                                                  Syndicated Capital, Inc
                                                                  (1987 - present);
                                                                  Chairman of the Board and
                                                                  Chief Executive Officer,
                                                                  Anworth Mortgage Asset
                                                                  Corp. (1998 - present)

                                                                                                Number of
                                                       Term of                                Portfolios in
                                                       Office(1)                                  Fund
                                    Positions(s)      and Length       Principle                 Complex              Other
                                     Held with         of Time    Occupation(s) During         Overseen by        Directorships
      Name, Address and Age            Trust           Served         Past 5 Years               Trustee         Held by Trustee
      ---------------------            -----           ------         ------------               -------         ---------------
Heather U. Baines                  President and     Served as    President and Chief              N/A                N/A
1299 Ocean Avenue                    Treasurer       President    Executive Officer,
Suite 210                                               and       Pacific Income Advisers,
Santa Monica, CA 90401                               Treasurer    Inc. (1986 - present);
Age: 61                                             since 1996    Executive Vice President,
                                                                  Anworth Mortgage Asset
                                                                  Corp. (1998 - present)

Flaven Butler                        Secretary       Served as    Assistant Vice President,        N/A                N/A
1299 Ocean Avenue                                    Secretary    Pacific Income Advisers,
Suite 210                                           since 2001    Inc. (1994 - present)
Santa Monica, CA  90401
Age: 30

(1) Each trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2) Mr. McAdams is considered an Interested Trustee of the Trust within the meaning of the 1940 Act. Mr. McAdams is considered an Interested Trustee because of his affiliation with Pacific Income Advisers, Inc. and Syndicated Capital, Inc.


Committee
---------


          The Trust's Board of Trustees has created an audit committee whose members consist of Beatrice P. Felix, Ann Louise Marinaccio and Robert I. Weisberg. The primary functions of the audit committee are to recommend to the Board of Trustees the independent accountants to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' accountants and financial records. The audit committee met once in fiscal 2002.

          The Trust's Board of Trustees has no other committees.


Compensation
------------


          During the fiscal year ended November 30, 2002, the Trust paid its trustees who are not affiliated with any of the investment advisers to any of the PIA Mutual Funds or the Distributor fees aggregating $11,500. The Trust's standard method of compensating the trustees who are not "interested persons" of the Trust, is to pay each such trustee an annual retainer of $2,000 and a fee of $500 for each meeting of the Board of Trustees attended. The Trust also reimburses such trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its trustees and officers.

                                                                          Pension &
                                                                          Retirement                             Total
                                                                           Benefits                          Compensation
                                                         Aggregate        Accrued as     Estimated Annual     from Trust
                                                       Compensation      Part of Fund     Benefits upon        Paid to
       Name of Person, Position                         from Trust         Expenses         Retirement         Trustees
       ------------------------                         ----------         --------         ----------         --------
       Independent Trustees

       Ann Louise Marinaccio                              $4,000              0                 0               $4,000

       Robert I. Weisberg                                 $3,500              0                 0               $3,500

       Beatrice P. Felix                                  $4,000              0                 0               $4,000

       Interested Trustees

       Joseph Lloyd McAdams, Jr.                            0                 0                 0                  0

       John Michael Murphy*                                 0                 0                 0                  0

---------------------
*  Effective March 26, 2003, Mr. Murphy resigned as a trustee of the Trust.  Mr. Murphy was an Interested Trustee because of his affiliation with Murphy Investment Management, Inc., the former investment adviser to three portfolios of the
   Trust that were liquidated.


Code of Ethics
--------------

          The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Investment Advisory Agreement
-----------------------------

          In approving the continuation of the existing investment advisory agreement for the Fund, the Board of Trustees considered a number of factors including, but not limited to, the following:

          o    the performance of the Fund

          o    the Fund's expense ratio

          o    the nature and the quality of the services offered by the Adviser

          o    the reasonableness of the compensation payable to the Adviser

          Based upon its review, the Board of Trustees determined that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Fund effectively. Further the Board of Trustees determined that based on the services the Adviser was required to render under the investment advisory agreement, the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Trustees concluded that it would be in the best interest of the Fund to continue the investment advisory agreement with the Adviser.


          The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Portfolio Transactions and Brokerage." None of the trustees who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Share Ownership
---------------

          As of February 28, 2003, there were no holders of shares of the Fund who beneficially owned more than 5% of the Fund's then outstanding shares.

          All trustees and officers of the Trust as a group beneficially owned no shares of the Fund as of February 28, 2003.

          The following table sets forth the dollar range of shares of the Fund and all of the PIA Mutual Funds beneficially owned by each trustee of the Trust as of December 31, 2002:

                                          Dollar Range of        Dollar Range of
         Name of Trustee                 Shares of the Fund    Shares of All Funds*
         ---------------                 ------------------    --------------------

"Disinterested Persons" of the Trust
Beatrice P. Felix                               None              Over $100,000

Ann Louise Marinaccio                           None            $50,001-$100,000

Robert I. Weisberg                              None                  None

"Interested Person" of the Trust
Joseph Lloyd McAdams, Jr.                       None              Over $100,000

----------------------------------
*The Funds form a "Family of Investment Companies" as defined in the 1940 Act and are the only funds in the Family of Investment Companies.


The Adviser and the Administrator
---------------------------------

          Orrell Capital Management, Inc. (the "Adviser"), is the investment adviser to the Fund. Gregory M. Orrell is the President and sole shareholder of the Adviser. Prior to December 13, 1996, Monitrend Investment Management, Inc. was the investment adviser to the Fund and from January 31, 1991 to August 17, 1994 was the sub-adviser to the Fund. Kensington Capital Management, Inc. was investment adviser to the Fund from January 31, 1991 to August 17, 1994.

          Under the investment advisory agreement applicable to the Fund, the investment adviser thereto is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the Fund's average daily net assets. The applicable fee rates are as follows:

          Fee Rate                          Average Daily Net Assets
          --------                          ------------------------

          1.00%                             0 to $50 million
          0.875%                            $50 million to $75 million
          0.75%                             $75 million to $100 million
          0.625%                            $100 million to $150 million
          0.50%                             $150 million to $250 million
          0.375%                            Over $250 million



          Under the investment advisory agreement applicable to the Fund, the Adviser is responsible for reimbursing the Fund to the extent necessary to permit the Fund to maintain a voluntary ratio of expenses to average daily net assets at 2.99%. For the fiscal year ended November 30, 2000, the applicable voluntary expense limitation was 2.44%. Expense reimbursement obligations are calculated daily and paid monthly.

          As a result of expense limitations, all (except where indicated) investment advisory fees otherwise payable by the Fund were waived and the following reimbursements were made to the Fund:


                                                                            Reimbursements in
     Fiscal Year                                                             Addition to Fee
         End            Total Fees        Fees Waived     Fees Retained          Waivers
         ---            ----------        -----------     -------------          -------
         2002            $303,336              $0           $303,336               $0
         2001            $141,671              $0           $141,671               $0
         2000            $106,230           $57,878          $48,352               $0


          The Fund's investment advisory agreement provides that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


          Since July 1, 2002, UMB Fund Services, Inc., a Wisconsin corporation (the "Administrator"), has served as administrator and fund accountant to the Fund, subject to the overall supervision of the Trust's Board of Trustees. Pursuant to an Administration and Fund Accounting Agreement, the Administrator provides certain administrative and fund accounting services to each of the Funds. The Administrator's services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of each of the Funds' books and records, maintaining all general ledger accounts and related subledgers; overseeing the Funds' fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the Securities and Exchange Commission; preparing financial statements for the Funds' annual and semi-annual reports to the Securities and Exchange Commission; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Funds' income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Funds' compliance with their policies and limitations relating to portfolio investments as set forth in the Prospectus and Statement of Additional Information for the Funds and the status of each of the Funds as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; assisting in developing an agenda for each board meeting and, if requested by the trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gains distributions; calculating daily net asset values for each of the Funds based on valuations provided by pricing services of the Adviser; and generally assisting in the Trust's administrative operations as mutually agreed by the Trust and the Administrator.

          For its services as administrator and fund accountant, the Trust pays the Administrator a fee, computed daily and paid monthly, plus out-of-pocket expenses, certain pricing fees and special project fees at the rates set forth in the following table, subject to a minimum annual fee of approximately $59,500 per fund.

                Average Net Assets                Basis Points
                ------------------                ------------
          Up to $50 Million                  13.0 basis points (0.13%)
          $50 Million to $100 Million        5.5 basis points (0.055%)
          $100 Million to $250 Million       5.0 basis points (0.05%)
          $250 Million to $500 Million       3.0 basis points (0.03%)
          Over $500 Million                  2.0 basis points (0.02%)

          During the fiscal year ended November 30, 2002, the Administrator received $24,942 from the Fund for administration and fund accounting services.

          Prior to July 1, 2002, Orbitex Fund Services, Inc., formerly known as "American Data Services, Inc." ("Orbitex"), served as administrator and fund accountant to each of the Funds. For its services as administrator and fund accountant, Orbitex was paid a fee, computed daily and paid monthly, by each of the Funds at the rate of 0.10% per year of the average daily net assets of the fund in question, subject to a minimum monthly fee of approximately $1,072 per fund. During the fiscal years ended November 30, 2002, November 30, 2001 and November 30, 2000, Orbitex received the following fees from the Funds for administration and fund accounting services:

           --------------------- --------------------- --------------------
                   2000                  2001                 2002
           --------------------- --------------------- --------------------
                 $19,896               $17,159              $16,454
           --------------------- --------------------- --------------------



Portfolio Transactions and Brokerage
------------------------------------

          Under the investment advisory agreement applicable to the Fund, the Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Trust's Board of Trustees, as are all of the activities of the Adviser under the investment advisory agreement.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. The agreement also contains the provisions summarized below. The Trust understands that a substantial amount of the portfolio transactions of the Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for the Fund at prices which include underwriting fees.

          In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

          The investment advisory agreement permits the Adviser to direct brokerage to Syndicated Capital, Inc., the Distributor of the Fund, but only if it reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges. The Distributor is wholly-owned by Joseph Lloyd McAdams, Jr.

          During the fiscal years ended November 30, 2000, 2001 and 2002 the Fund paid brokerage commissions as follows:



                                              2000           2001           2002
                                              ----           ----           ----
Commissions Paid to Distributor                $0             $0             $0

Total Commissions Paid                       $14,594        $22,401        $70,667

% Paid to Distributor                          N/A            N/A            N/A

Total Dollar Amount of Transactions on
which Commissions Were Paid to Distributor     $0             $0             $0

Total Dollar Amount of Transactions on
Which Commissions Were Paid                $2,414,318      $4,326,178    $14,261,830

%of Transactions Involving Commission
Payments to Distributor                        N/A            N/A            N/A


All of the brokers to whom commissions were paid provided research services to the Adviser. The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional ideas and information assisting the Fund in the valuation of its investments.

Distribution Plan
-----------------

          The Trust's Distribution Plan and Agreement ("Plan") is the written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.


          The Plan contains the following definitions. "Qualified Recipient" shall mean any broker-dealer or other "person" (as that term is defined in the 1940 Act) which (i) has rendered distribution assistance (whether direct, administrative or both) in the distribution of the Trust's shares, (ii) furnishes the Distributor (on behalf of the Trust) with such information as the Distributor shall reasonably request to answer such questions as may arise and
(iii) has been selected by the Distributor to receive payments under the Plan. "Qualified Holdings" means all shares of the Trust beneficially owned by (i) a Qualified Recipient, (ii) the customers (brokerage or other) of a Qualified Recipient, (iii) the clients (investment advisory or other) of a Qualified Recipient, (iv) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship, and (v) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified Recipient shall have been instrumental in the purchase of such shares by, or shall have provided administrative assistance to, such customers, clients, accounts or members in relation thereto. The Distributor is authorized to make final and binding decisions as to all matters relating to Qualified Holdings and Qualified Recipients, including but not limited to (i) the identity of Qualified Recipients; (ii) whether or not any Trust shares are to be considered as Qualified Holdings of any particular Qualified Recipient; and (iii) what Trust shares, if any, are to be attributed to a particular Qualified Recipient, to a different Qualified Recipient or to no Qualified Recipient. "Qualified Trustees" means the trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. While the Plan is in effect, the selection and nomination of Qualified Trustees is committed to the discretion of such Qualified Trustees. Nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees. "Permitted Payments" means payments by the Distributor to Qualified Recipients as permitted by the Plan.

          The Plan authorizes the Distributor to make Permitted Payments to any Qualified Recipient on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing Trust shares or providing administrative assistance to the Trust or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or
(b) at a rate specified by the Distributor with respect to the Qualified Recipient in question based on the average value of the Qualified Holdings of such Qualified Recipient. The Distributor may make Permitted Payments in any amount to any Qualified Recipient, provided that (i) the total amount of all Permitted Payments made during a fiscal year to all Qualified Recipients (whether made under (a) and/or (b) above) do not exceed, in that fiscal year of the Trust, 0.99% of the daily net assets of the Fund; and (ii) a majority of the Qualified Trustees may at any time decrease or limit the aggregate amount of all Permitted Payments or decrease or limit the amount payable to any Qualified Recipient. The Trust will reimburse the Distributor from the assets of the Trust for such Permitted Payments within such limit, but either the Distributor or the Adviser shall bear any Permitted Payments beyond such limits.

          The Plan also authorizes the Distributor to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it. Any such advertising and sales material may include references to other open-end investment companies or other investments and any salesmen so paid are not required to devote their time solely to the sale of Trust shares. Any such expenses ("Permitted Expenses") made during a fiscal year of the Trust shall be reimbursed or paid by the Trust from the assets of the Trust, except that the combined amount of reimbursements or payments of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Trust shall not, in the aggregate, in any fiscal year of the Trust exceed 0.99% of the daily net assets of the Fund and either the Distributor or the Adviser shall bear any such expenses beyond such limit. No such reimbursements may be made for Permitted Expenses or Permitted Payments for fiscal years prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

          The Plan states that if and to the extent that any of the payments by the Trust from the assets of the Trust listed below are considered to be "primarily intended to result in the sale of shares" issued by the Trust within the meaning of the Rule, such payments by the Trust are authorized without limit under the Plan and shall not be included in the limitations contained in the
Plan: (i) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders; (iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or "Blue-Sky" law of any jurisdiction; (vi) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of shareholders.


          The Plan also states that it is recognized that the costs of distribution of the shares of the Fund are expected to exceed the sum of Permitted Payments, Permitted Expenses and the portion of sales charges on shares of the Fund retained by the Distributor ("Excess Distribution Costs") and that the profits, if any, of the Adviser are dependent primarily on the advisory fees paid by the Fund. If, and to the extent that any investment advisory fees paid by the Fund might, in view of any Excess Distribution Costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by
Section 15 of the 1940 Act as to any investment advisory contract to which the Fund is a party, the Board of Trustees, including trustees who are not "interested persons," as defined in the 1940 Act, shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and 36(b) of the 1940 Act.


          The Plan requires that while it is in effect, the Distributor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review, the following: (i) the amounts of all Permitted Payments, the identity of the recipients of each such Payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.


          The aggregate Permitted Payments and Permitted Expenses paid or accrued by the Fund during the fiscal year ended November 30, 2002 were as set forth below:


         Payments to Qualified                  Reimbursements of Expenses
              Recipients                          Incurred by Distributor
         (Permitted Payments)                      (Permitted Expenses)
         --------------------                      --------------------


               $222,228                                  $101,667

          The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be and have been approved in the manner set forth under
(i) above.

                                 NET ASSET VALUE

          The net asset value of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

          The Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding. The Fund's offering price is equal to the sum obtained by adding the applicable sales charge or load to the net asset value. The excess of the offering price over the net amount invested is paid to the Distributor, the Fund's principal underwriter.

          In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges or the NASDAQ Stock Market are valued at the last sale price as of the close of trading, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges.

          When the Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is "marked-to-market" to reflect the current market value of the call or put. If a call the Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put the Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call the Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put the Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

          The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

          Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. It is currently the policy of the Fund that events affecting the valuation of Fund securities between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

          Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and a Fund's net asset value is not calculated. When determining net asset value, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Fund that events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

          The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                              SHAREHOLDER SERVICES

          Selected Dealer Reallowances. The Distributor will reallow to Selected Dealers a portion of the front-end sales load in accordance with the following schedule:

Amount of Purchase                          Sales Load as a Percentage of                  Reallowance to
------------------                                  Offering Price                        Selected Dealers
                                                    --------------                        ----------------
Less than $100,000                                       4.50%                                  4.00%
$100,000 to $249,999                                     3.00%                                  2.75%
$250,000 to $499,999                                     2.50%                                  2.25%
$500,000 to $999,999                                     2.00%                                  1.75%
$1,000,000 or more                                        0%                                     0%


          Right of Accumulation. A reduced sales charge applies to any purchase of shares of the Fund that is purchased with a sales charge where an investor's then current aggregate investment in the Fund and the PIA Equity Fund, a PIA Mutual Fund described in a separate statement of additional information, is $100,000 or more. "Aggregate investment" means the total of (i) the dollar amount of the then current purchase of shares of the Fund; and (ii) the value (based on current net asset value) of previously purchased and beneficially owned shares of the Fund and the PIA Equity Fund on which a sales charge had been paid.


          Statement of Intent. Reduced sales charges are available to purchasers who enter into a written Statement of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund or the PIA Equity Fund. All shares of either of these Funds previously purchased and still owned are also included in determining the applicable reduction.

          A Statement of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments in the Funds over a thirteen-month period. The investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Statement of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Statement of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Statement of Intent goal.

          The Statement of Intent does not obligate the investor to purchase, nor the Funds to sell, the indicated amount. In the event the Statement of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commission, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Statement of Intent should carefully read such Statement of Intent.

          Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The Systematic Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended).

          Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

          Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted

          Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may purchase additional shares when participating in the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares of the Fund are inadvisable because of the sales charges applicable to the purchase of additional shares.

          Pre-authorized Check Investment. A shareholder who wishes to make additional investments in the Fund on a regular basis may do so by authorizing the Distributor to deduct a fixed amount each month from the shareholder's checking account at his or her bank. This amount will automatically be invested in the Fund on the same day that the preauthorized check is issued. The shareholder will receive a confirmation from the Fund, and the checking account statement will show the amount charged. The form necessary to begin this service is available from the Distributor.

          Tax Sheltered Retirement Plans. Through the Distributor, retirement plans are either available or expected to be available for use by the self-employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and "tax-sheltered accounts" under Section 403(b)(7) of the Code. Adoption of such plans should be on advice of legal counsel or tax advisers.

          For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

          Investments at Net Asset Value. The Trust permits investors to purchase shares of the Fund at net asset value, using the proceeds from certain redemptions of shares of other mutual funds. The reason for permitting such sales at net asset value is that the Distributor believes that these investors have already become informed about the advantages of investing in mutual funds and accordingly the sales effort is significantly less. The Distribution Plan is expected to provide adequate compensation to dealers for assisting these investors in purchasing shares of the Fund.

          The Fund may sell shares at net asset value to officers and trustees of the Trust and certain other affiliated persons and members of their families as well as customers of the Adviser, Murphy Investment Management, Inc., Pacific Income Advisers, Inc. and the Distributor, and to certain publishers of investment advisory newsletters and their subscribers and certain investment advisers on behalf of their discretionary accounts. The reason for permitting such investments without a sales charge is that the Distributor incurs no material sales expense in connection therewith.


          Former shareholders of the Fund and the PIA Equity Fund may also purchase shares of the Fund at net asset value up to an amount not exceeding their prior investment in both of such Funds. When making a purchase at net asset value pursuant to this provision, the former shareholder should forward to the Trust's transfer agent a copy of an account statement showing the prior investment in these Funds.


          Redemption/Exchange Fee. The Fund imposes a 1.50% redemption fee on the value of shares redeemed less than three months after the date of purchase. This fee only applies to shares purchased after May 1, 2003. The redemption fee will not apply to shares purchased through reinvested dividends (dividends and capital gains), shares held in retirement plans and shares redeemed through designated systematic withdrawal plans. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

          The Fund imposes a 1.50% exchange fee on the value of shares exchanged less than three months after the date of purchase. This fee only applies to shares purchased after May 1, 2003. The exchange fee will not apply to shares purchased through reinvested dividends (dividends and capital gains) and shares held in retirement plans. The exchange fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

          In calculating whether a sale of Fund shares or exchange of Fund shares is subject to a redemption fee or exchange fee, as the case may be, a shareholder's holdings will be viewed on a "first in/first out" basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold or exchanged the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange.

                                      TAXES

General
-------

          The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Fund.

          If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Also shareholders would not be liable for income tax on the Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

          To reduce the risk that the Fund's investments in gold, silver, platinum and palladium bullion may result in the Fund's failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage the Fund's portfolio so that (i) less than 10% of the Fund's gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Fund's assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion.

          Dividends from the Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income, while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund.

          Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.


          At November 30, 2002, the Fund had capital loss carryovers of $1,191,499, of which $87,795 expire in 2003, $364,267 expire in 2006, $590,410 expire in 2007 and $149,027 expire in 2008.

          Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. A shareholder's basis in Fund shares which are exchanged within 90 days of purchase pursuant to the exchange privilege or reinvestment option will not include the sales charge with respect thereto and such sales charge will be added to the basis of the shares purchased pursuant to the exchange privilege or reinvestment option.

Rule 17a-7 Transactions
-----------------------

          The Fund has adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities which are permitted investments for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Fund acquires unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments
-------------------------------

          If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If the Fund enters into a closing transaction with respect to the option, any gain or loss realized by the Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

          With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the security so acquired.

          The Fund may acquire put options. Under the Code, put options on securities are taxed similar to short sales. If the Fund owns the underlying security or acquires the underlying security before closing the option position, the option positions may be subject to certain modified short sale rules. If the Fund exercises or allows a put option to expire, the Fund will be considered to have closed a short sale. The Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the stock used to exercise that put option. If the Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Foreign Taxes
-------------

          The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on the Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consist of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

          If the pass through election described above is made, the source of the Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

          The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income, and distributions by the Fund will be treated as U.S. source income.

          Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder's portion of the foreign taxes paid; and (ii) the portion of the Fund's dividends and distributions that represent income derived from foreign sources.

Back-up Withholding
-------------------

          Federal law requires the Fund to withhold 30% of a shareholder's reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

                               GENERAL INFORMATION


          The Trust's Declaration of Trust permits its trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders of a Fund would share pro rata in its net assets available for distribution to shareholders. The holders of shares have no preemptive or conversion rights. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other only as to dividends or (as is the case with all of the PIA Mutual Funds) each of which has separate assets and liabilities.

          Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each Fund, unless it is clear that the interests of each Fund in the matter are identical or the matter does not affect a Fund. However, the rule exempts the ratification of the selection of accountants and the election of trustees from the separate voting requirements.


          Income, direct liabilities and direct operating expenses of each Fund will be allocated directly to each Fund, and general liabilities and expenses of the Trust will be allocated among the Funds in proportion to the total net assets of each Fund, on a pro rata basis among the Funds or as otherwise determined by the Board of Trustees.


          The By-Laws provide that the Trust's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a trustee. The trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of the Trust's shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a trustee. The trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each Fund, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Trust will continue indefinitely.

          Shares of the Trust when issued are fully paid and non-assessable. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.


          The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          The Funds' custodian, U.S. Bank, N.A., Cincinnati, Ohio, is responsible for holding the Funds' assets. UMB Fund Services, Inc., the Trust's Administrator, maintains the Funds' accounting records and calculates daily the net asset value of the Funds' shares.


          The Trust's independent accountants, PricewaterhouseCoopers LLP, examine the Fund's annual financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.


          The Distributor distributes the shares on a "best efforts" basis (the Fund's shares are offered on a continuous basis). During the Fund's most recent fiscal year, the Distributor received the net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other similar compensation from the Fund set forth below:

   Net Underwriting            Compensation on
   Discounts and               Redemptions and             Brokerage                 Other
   Commissions                 Repurchases                 Commissions               Compensation
   -----------                 -----------                 -----------               ------------
      $0                           $0                         $0                      $22,860*
____________
     *12b-1 fees and sales charges.

                                  SALES CHARGES


          During the three fiscal years ended November 30, 2002, the aggregate dollar amount of sales charges on the sales of shares of the Fund and the amount retained by the Distributor were as follows:

                                  Years Ended November 30
--------------------------------------------------------------------------------
           2000                        2001                       2002
--------------------------------------------------------------------------------
   Sales          Amount        Sales        Amount       Sales          Amount
   Charge        Retained      Charge       Retained      Charge        Retained
   ------        --------      ------       --------      ------        --------

  $68,516         $6,968      $305,644      $32,840       $471,529      $22,313


                         CALCULATION OF PERFORMANCE DATA

          From time to time the Fund may quote its average annual total return ("standardized return") in advertisements or promotional materials. Additionally the performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available, and the performance of the Funds may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Fund of $1,000 at the end of one, five and ten year periods reduced by the maximum applicable sales charge. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the period of existence of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions, but does not take into account any federal or state income taxes that may be payable upon redemption. The formulas the Fund uses in calculating standardized return is described below.

          In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rates of return, actual year by year rates or any combination thereof.

          All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

          The standardized returns of the Fund are set forth below:


Average annual total return:
 for the one-year period ended November 30, 2002:                         52.74%
 for the five-year period ended November 30, 2002:                         7.16%
 for the ten-year period ended November 30, 2002                          -3.07%


          Average total return is calculated according to the following formula:

                             P(1+T)n=ERV

where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown. The maximum sales load (4.50%) was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share. The foregoing information reflects fee waivers made by, and expense reimbursements made to, the Fund.


Average annual total return (after taxes on distributions):
 for the one-year period ended November 30, 2002:                        52.74%
 for the five-year period ended November 30, 2002:                        7.16%
 for the ten-year period ended November 30, 2002:                        -3.08%


          Average annual total return (after taxes on distributions) is calculated according to the following formula:

                             P(1+T)n=ATVD

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions); n= number of years; and ATVD=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions but not after taxes on redemptions. The maximum sales load (4.50%) was deducted from the initial $1,000 investment and all dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities.


Average annual total return (after taxes on distributions and redemptions):
 for the one-year period ended November 30, 2002:                         32.38%
 for the five-year period ended November 30, 2002:                         5.87%
 for the ten-year period ended November 30, 2002:                         -2.39%

          Average annual total return (after taxes on distributions and redemptions) is calculated according to the following formula:

                  P(1+T)n= ATVDR

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions and redemption); n= number of years; and ATVDR=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions and redemptions. The maximum sales load (4.50%) was deducted from the initial $1,000 investment and all dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value is determined by subtracting capital gains taxes resulting from the investment and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gain of the appropriate character in effect on the redemption date in accordance with the federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.

          All of the foregoing information reflect expense reimbursements made to the Fund.

                        DESCRIPTION OF SECURITIES RATINGS

          The Fund may invest in securities rated by Standard & Poor's Corporation (Standard & Poor's) or by Moody's Investors Service, Inc. ("Moody's"). A brief description of the rating symbols and their meanings follows:

          Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

          Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits


               (a)  (i) Declaration of Trust with amendments(3)
                    (ii) Supplemental Declaration of Trust


               (b)  By-laws(3)

               (c)  Not applicable


               (d)  (i)    Investment Advisory Agreement (Short-Term Government
                           Fund)(3)
                    (ii)   Investment Advisory Agreement (Gold Fund)(2)
                    (iii)  Investment Advisory Agreement (Equity Fund)(2)
                    (iv)   Investment Advisory Agreement (Total Return Bond
                           Fund)(4)

               (e)  (i)    Distribution Plan Agreement (1)
                    (ii)   Form of Sales Agreement and Form of Distribution
                           Agreement


               (f)         Not applicable

               (g)         Custody Agreement(3)


               (h)  (i)    Administration and Fund Accounting Agreement
                    (ii)   Transfer Agency Agreement


               (i)  Opinion and Consent of Foley & Lardner

               (j)  Consents of PricewaterhouseCoopers LLP

               (k)  Not applicable

               (l)  Investment letters(3)

               (m)  Revised Distribution Plan(3)

               (n)  None


               (p)  (i)    Code of Ethics of Monterey Mutual Fund(5)
                    (ii)   Code of Ethics of Pacific Income Advisers, Inc.(5)
                    (iii)  Code of Ethics of Orrell and Company, Inc. (now
                           "Orrell Capital Management, Inc.") (5)
_____________________


(1) Previously filed as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 23 was filed on May 31, 1996 and its accession number is 0000897069-96-000153.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 24 was filed on January 13, 1997 and its accession number is 0000897069-97-000006.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 26 was filed on September 30, 1997 and its accession number is 0000897069-97-000401.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 29 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 29 was filed on August 7, 1998 and its accession number is 0000897069-98-000403.

(5) Previously filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 31 was filed on March 31, 2000 and its accession number is 0000897069-00-000205.

Item 24. Persons Controlled by or under Common Control with the Fund


          As of February 28, 2003, Registrant did not control any person and was not under common control with any other person.


Item 25. Indemnification


          The Registrant's Declaration of Trust contains the indemnification provisions set forth below, which are in full force and effect and have not been modified or cancelled. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee. Section 12 of Article SEVENTH of Registrant's Declaration of Trust states as follows:


          "(c) (1) As used in this paragraph the following terms shall have the meanings set forth below:

          "(i) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, any present or former investment adviser, sub-adviser or principal underwriter of the Trust and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

          (ii) the term "covered proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

          (iii) the term "disabling conduct" shall mean willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

          (iv) the term "covered expenses" shall mean expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

          (v) the term "adjudication of liability" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

          "(d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct."

          "(e) Except as set forth in (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, if a determination has been made that the indemnitee was not liable by reason of disabling conduct by
(i) a final decision of the court or other body before which the covered proceeding was brought; or (ii) in the absence of such decision, a reasonable determination, based on a review of the facts, by either (a) the vote of a majority of a quorum of Trustees who are neither "interested persons", as defined in the 1940 Act nor parties to the covered proceeding or (b) an independent legal counsel in a written opinion; provided that such Trustees or counsel, in reaching such determination, may but need not presume the absence of disabling conduct on the part of the indemnitee by reason of the manner in which the covered proceeding was terminated."

          "(f) Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee for such advance and the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification thereunder, but only if one or more of the following is the case: (i) the indemnitee shall provide a security for such undertaking; (ii) the Trust shall be insured against losses arising out of any lawful advances; or
(iii) there shall have been a determination, based on a review of the readily available facts (as opposed to a full trial-type inquiry) that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" as defined in the 1940 Act nor parties to the covered proceeding."

          "(g) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act."

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser


          Pacific Income Advisers, Inc. ("PIA") is the investment adviser of Registrant's Short-Term Government, Equity and Total Return Bond portfolios. Orrell Capital Management, Inc. ("Orrell") is the investment adviser to Registrant's Gold portfolio. For information as to the business, profession, vocation or employment of a substantial nature of PIA and Orrell, and their directors and officers, reference is made to Part B of the Registration Statement.


Item 27. Principal Underwriters

          Syndicated Capital, Inc. is the distributor of the shares of the Registrant.

          (a) Not applicable

          (b) The officers and directors of Syndicated Capital, Inc. are as follows:


-------------------------------------------------------------------------------------------------------
                (1)                                  (2)                             (3)
 Name and Principal Business Address      Positions and Offices with       Positions and Offices with
                                                  Underwriter                    Registrant
-------------------------------------------------------------------------------------------------------

Joseph Lloyd McAdams, Jr.                          Chairman,                       Chairman
1299 Ocean Avenue Suite 210 Santa                  CEO and                        and Trustee
Monica, CA 90401                                  President

(c) Not applicable

Item 28. Location of Accounts and Records

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant, the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by Registrant's Administrator and all other records will be maintained by the Custodian.

Item 29. Management Services

          Not applicable.

Item 30. Undertakings

          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 27th day of March, 2003.

                                       Monterey Mutual Fund
                                       (Registrant)



                                       By: /s/ Joseph Lloyd McAdams, Jr.
                                          --------------------------------------
                                           Joseph Lloyd McAdams, Jr.
                                           Chairman


          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signature                        Title                     Date
           ---------                        -----                     ----


/s/ Joseph Lloyd McAdams, Jr.       Principal Executive,
---------------------------       Financial and Accounting       March 27, 2003
Joseph Lloyd McAdams, Jr.            Officer and Trustee


/s/ Ann Louise Marinaccio
---------------------------                Trustee               March 28, 2003
Ann Louise Marinaccio

/s/ Robert I. Weisberg
---------------------------                Trustee               March 27, 2003
Robert I. Weisberg


---------------------------                Trustee               March ___, 2003
Beatrice P. Felix

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                                   Exhibit
-----------                                   -------


  (a)(i)       Declaration of Trust, with amendments*

   (ii)        Supplemental Declaration of Trust


  (b)          Registrant's By-Laws*

  (c)          Not applicable


  (d)(i)       Investment Advisory Agreement (Short-Term Government Fund)*

     (ii)      Investment Advisory Agreement (Gold Fund)*

     (iii)     Investment Advisory Agreement (Equity Fund)*

     (iv)      Investment Advisory Agreement (Total Return Bond Fund)*

  (e)(i)       Distribution Plan Agreement*

     (ii)      Form of Sales Agreement and Form of Distribution Agreement


  (f)          Not applicable

  (g)          Custody Agreement*

  (h)(i)       Administration and Fund Accounting Agreement


     (ii)      Transfer Agency Agreement

  (i)          Opinion and Consent of Counsel


  (j)          Consents of PricewaterhouseCoopers LLP

  (k)          Not applicable

  (l)          Investment Letters*

  (m)          Revised Distribution Plan*

  (n)          None

  (p)(i)       Code of Ethics of Monterey Mutual Fund*


     (ii)      Code of Ethics of Pacific Income Advisers, Inc.*

     (iv) Code of Ethics of Orrell and Company, Inc. (now "Orrell Capital Management, Inc.")*
________________________
     *Incorporated by reference